Registration No. 333-01363

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

Under

The Securities Act of 1933

Post-Effective Amendment No. 9    ☒

REGISTRATION STATEMENT

Under

The Investment Company Act of 1940

Amendment No. 20    ☒

(Check appropriate box or boxes.)

Panorama® Separate Account

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

1-800-234-5606

Depositor’s Telephone Number, including Area Code

Robert Liguori

Senior Vice President and Deputy General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

☐	on pursuant to paragraph (a) of Rule 485.

☐	60 days after filing pursuant to paragraph (a) of Rule 485.

☐	immediately after filing pursuant to paragraph (b) of Rule 485.

☒	on May 1, 2004 pursuant to paragraph (b) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CROSS REFERENCE TO ITEMS

REQUIRED BY FORM N-4

N-4 Item	Caption in Prospectus
1	Cover Page
2	Index of Special Terms
3	Table of Fees and Expenses
4	Condensed Financial Information; Performance
5	The Company; Investment Choices
6	Expenses; Distribution
7	Ownership; Purchasing a Contract; Voting Rights; Reservation of Rights; Contract Value; Cover Page
8	The Income Phase
9	Death Benefit
10	Contract Value; Distribution
11	Highlights; Withdrawals
12	Taxes
13	Legal Proceedings
14	Additional Information

Caption in Statement of Additional Information
15	Cover Page
16	Table of Contents
17	Company
18	Underwriting Arrangements; Experts; Custodian
19	Purchase of Securities Being Offered
20	Underwriting Arrangements
21	Not applicable
22	How Annuity Payments are Determined
23	Financial Statements

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Massachusetts Mutual Life Insurance Company

Panorama Separate Account

Panorama Variable Annuity

This prospectus describes the Panorama variable annuity contracts offered by Massachusetts Mutual Life Insurance Company. There are two different Panorama contracts available: an individual deferred variable annuity with periodic purchase payments and an individual immediate variable annuity with a single purchase payment. The contracts are available for use by individuals on a tax-qualified or non-tax qualified basis. They provide for accumulation of contract values and annuity payments on a fixed and variable basis.

You, the contract owner, have a number of investment choices in this contract. These investment choices include 12 funds offered through our separate account, Panorama Separate Account.

MML Series Investment Fund

•	MML Equity Index Fund (Class I)
•	MML OTC 100 Fund
•	MML Small Cap Equity Fund

Oppenheimer Variable Account Funds

•	Oppenheimer Aggressive Growth Fund/VA
•	Oppenheimer Bond Fund/VA
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer Money Fund/VA

Panorama Series Fund, Inc.

•	Panorama Growth Portfolio
•	Panorama Total Return Portfolio

Scudder Investment VIT Funds

•	Scudder VIT EAFE® Equity Index Fund
•	Scudder VIT Small Cap Index Fund

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the Panorama variable annuity contract.

To learn more about the Panorama contract, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2004. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 30 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Annuity Service Center at (800) 272-2216 (press 2) or write to: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067.

The contracts:

•	are not a bank or credit union deposit or obligation.
•	are not FDIC or NCUA insured.
•	are not insured by any federal government agency.
•	are not guaranteed by any bank or credit union.
•	may go down in value.

The SEC has not approved these contracts or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

May 1, 2004.

1

2

Index Of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

Accumulation Phase	9

Accumulation Unit	15

Annuitant	10

Annuity Options	22

Annuity Payments	23

Annuity Service Center	1

Annuity Unit Value	24

Deferred Contract	9

Free Withdrawals	21

Immediate Contract	10

Income Phase	21

Maturity Date	21

Non-Qualified	25

Purchase Payment	11

Qualified	25

Separate Account	12

Tax Deferral	24

Index Of Special Terms

3

Highlights

The Prospectus and the Contract. This prospectus describes general provisions of the contract, but is not intended to address all details of the contract. Where the prospectus and contract differ, the contract will control. You should read your contract for more information about its terms and conditions. Your contract may include state specific requirements which are not described in this prospectus. You may review a copy of the contract upon request.

We no longer offer these contracts for sale to the public. Contract owners may continue, however, to make purchase payments to their contract.

Free Look

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 days after receiving it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a sales charge or a contingent deferred sales charge. You will receive back your contract value as of the business day we receive your contract and your written request at our Annuity Service Center. If your state requires it, or if you purchase this contract as an IRA, we will return the greater of your purchase payments less any withdrawals you took, or the contract value.

Sales Charges

On deferred contracts, we do not deduct a sales charge when we receive a purchase payment from you. However, we may assess a contingent deferred sales charge if you withdraw any part of the contract value. We may also assess a contingent deferred sales charge if you apply the contract value to provide variable annuity payments during the income phase. The amount of the contingent deferred sales charge depends on the amount you withdraw or apply to a variable annuity payment and the length of time since we issued your contract. The contingent deferred sales charge is:

•	5% for the first 5 contract years,

•	4% for contract years 6-10, and

•	0% thereafter.

On immediate contracts, we deduct a sales charge from your purchase payment. The sales charge is:

•	3% of the first $10,000,

•	2% of the next $90,000, and

•	1% of amounts over $100,000.

Federal Income Tax Penalty

If you withdraw any of the contract value from your non-qualified contract, a 10% federal income tax penalty may be applied to the amount of the withdrawal that is includible in your gross income for tax purposes. Some withdrawals may be exempt from the penalty tax. They include any amounts:

•	paid on or after you reach age 59 1/2;

•	paid to your beneficiary after you die;

•	paid if you become totally disabled as that term is defined in the Internal Revenue Code;

•	paid in a series of substantially equal periodic payments made annually or more frequently, for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

•	paid under an immediate annuity; or

•	that come from purchase payments made before August 14, 1982.

The Internal Revenue Code (the Code) treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. Separate tax penalties and restrictions apply to withdrawals under qualified contracts. Please refer to the Taxes section of this prospectus for more information.

Highlights

4

Table Of Fees And Expenses

Immediate Contracts

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the immediate contract.

I. The first table describes the fees and expenses that you will pay at the time that you buy the immediate contract. We deduct a sales charge on purchase payments as noted below, but we do not assess a contingent deferred sales charge on immediate contracts. There is no charge for transfers. Premium taxes may also be deducted, but are not reflected below.

Contract Owner Transaction Expenses

	Current	Maximum

Sales Charge on Purchase Payments (percentage of purchase payment remaining after we assess $70 policy fee and any premium taxes)	1%-3%*	3%*

Policy Fee (one-time fee per policy)	$70	$70

*	The sales charge is 3% of the purchase payment up to $10,000; 2% of the next $90,000; and 1% of any purchase payment over $100,000.

II. The next table describes fees and expenses you will pay periodically during the time you own the contract, not including fees and expenses deducted by the funds you select.

Separate Account Annual Expenses (as a percentage of average account value)	Current	Maximum

Mortality and Expense Risk Charge	0.73%	0.73%

Total Separate Account Annual Expenses	0.73%	0.73%

Table Of Fees And Expenses

5

Deferred Contracts

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the deferred contract.

I. The first table describes the fees and expenses that you will pay at the time that you transfer value between the investment choices or surrender the deferred contract. We do not deduct a sales charge when we receive a purchase payment, but we may assess a contingent deferred sales charge as noted below. Premium taxes may also be deducted, but are not reflected below.

Contract Owner Transaction Expenses

Transaction Charge (applies to requests for transfers and partial withdrawals during the accumulation phase only)	Current	Maximum

	$10**	$20

**	Currently, we waive the transaction charge on the first 4 transfers and 1 partial withdrawal in a calendar year, nor do we assess a fee for transfers made from participation in the Dollar Cost Averaging Program or by using our automated voice response system or the Internet (if available). These transfers are not counted towards the 4 free transfers available each calendar year.

Contingent Deferred Sales Charge
(as a percentage of amount withdrawn or applied to an annuity option)	0%—5%***	5%***

***Maximum Contingent Deferred Sales Charge Schedule
Contract Year	1	2	3	4	5	6	7	8	9	10	11 and later
Percentage	5%	5%	5%	5%	5%	4%	4%	4%	4%	4%	0%

II. The next table describes fees and expenses you will pay periodically during the time you own the contract, not including fees and expenses deducted by the funds you select.

Annual Maintenance Charge (applies only during the accumulation phase, not the income phase)	Current	Maximum
	$40	$60

Separate Account Annual Expenses
(as a percentage of average account value)	Current	Maximum

Mortality and Expense Risk Charge	0.73%	0.73%

Total Separate Account Annual Expenses	0.73%	0.73%

Table Of Fees And Expenses

6

Annual Fund Operating Expenses

(for Immediate and Deferred Contracts)

While you own the contract, if your assets are invested in any of the sub-accounts, you will be subject to the fees and expenses charged by the fund in which that sub-account invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2003. More detail concerning each fund’s fees and expenses that you may pay periodically during the time that you own the contract, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.44%	1.22%

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2003.

Investment Management Fees and Other Expenses

Fund Name	Management Fees	Other Expenses	12b-1 Fees	Total Fund Operating Expenses
MML Equity Index Fund (Class I)	0.10%	0.34%	—	0.44%
MML OTC 100 Fund	0.45%	0.77%	—	1.22%	[1]
MML Small Cap Equity Fund	0.65%	0.08%	—	0.73%	[1]
Oppenheimer Aggressive Growth Fund/VA	0.68%	0.02%	—	0.70%
Oppenheimer Bond Fund/VA	0.71%	0.02%	—	0.73%
Oppenheimer Capital Appreciation Fund/VA	0.65%	0.02%	—	0.67%
Oppenheimer Global Securities Fund/VA	0.63%	0.05%	—	0.68%
Oppenheimer Money Fund/VA	0.45%	0.02%	—	0.47%
Panorama Growth Portfolio	0.63%	0.04%	—	0.67%
Panorama Total Return Portfolio	0.63%	0.04%	—	0.67%
Scudder VIT EAFE® Equity Index Fund	0.45%	0.64%	—	1.09%	[2]
Scudder VIT Small Cap Index Fund	0.35%	0.26%	—	0.61%	[3]

1MassMutual has agreed to bear expenses of the MML OTC 100 Fund and MML Small Cap Equity Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the funds through April 30, 2005. The expenses shown for the MML OTC 100 Fund do not include this reimbursement. If this table did reflect this reimbursement, the Total Net Operating Expenses would be 0.56%. We did not reimburse any expenses of the MML Small Cap Equity Fund in 2003.

2Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.65%.

3Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.45%.

(See the fund prospectuses for more information)

Table Of Fees And Expenses

7

Examples for the Deferred Contract

These Examples are intended to help you compare the cost of investing in the deferred contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

Examples Using Maximum Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you begin the income phase at the end of each year shown.

Example III assumes you do not withdraw all your contract value and do not begin the income phase at the end of each year shown.

Examples I, II and III assume:

• that you invest $10,000 in the contract for the time periods indicated,

• that you allocate it to a sub-account that has a 5% return each year,

• that the maximum fees and expenses in the Table of Fees and Expenses apply, and

• that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II				Example III
Years	1	3	5	10	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$735	$1,171	$1,671	$2,967	$529	$789	$1,152	$2,490	$220	$680	$1,152	$2,490
Sub-account with minimum total operating expenses	$660	$941	$1,281	$2,158	$452	$549	$741	$1,643	$141	$437	$741	$1,643

Examples Using Current Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you begin the income phase at the end of each year shown.

Example III assumes you do not withdraw all your contract value and do not begin the income phase at the end of each year shown.

Examples I, II and III assume:

• that you invest $10,000 in the contract for the time periods indicated,

• that you allocate it to a sub-account that has a 5% return each year,

• that the current fees and expenses in the Table of Fees and Expenses apply, and

• that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II				Example III
Years	1	3	5	10	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$729	$1,151	$1,652	$2,913	$523	$768	$1,131	$2,433	$214	$659	$1,131	$2,433
Sub-account with minimum total operating expenses	$653	$920	$1,261	$2,100	$445	$528	$720	$1,581	$134	$416	$720	$1,581

The examples using current expenses reflect the current annual contract maintenance charge of $40 for the deferred contract as an annual charge of 0.133%. The examples using maximum expenses reflect the annual contract maintenance charge of $60 for the deferred contract as an annual charge of 0.20%. This charge is based on an anticipated average contract value of $30,000.

The examples do not reflect any premium taxes. However, premium taxes may apply.

There is an accumulation unit value history in Appendix A-Condensed Financial Information.

The examples should not be considered a representation of past or future expenses.

Table Of Fees And Expenses

8

The Company

In this prospectus, “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (“MassMutual”). MassMutual is a global, diversified financial services organization providing life insurance, annuities, disability income insurance, long-term care insurance, structured settlements and retirement and savings products to individual and institutional customers. The Company is organized as a mutual life insurance company.

The Panorama Deferred

Variable Annuity Contract

General Overview

This annuity is a contract between “you”, the owner and “us”, MassMutual. The contract is intended for retirement savings or other long-term investment purposes. In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate.

The contract, like all deferred annuity contracts, has two phases—the accumulation phase and the income phase. Your contract is in the accumulation phase until your contract reaches its maturity date. At this time, you will begin receiving annuity payments. During the accumulation phase we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase.

The earliest date you may elect to begin receiving annuity payments depends on the annuitant’s age when we issue your contract. It also depends on whether you ask us to issue the contract on a tax-qualified or non tax-qualified basis.

Plan Type	Annuitant’s Age at Issue	Earliest Contract Maturity Date

Non-Qualified	Under Age 60	Age 65

Non-Qualified	Age 60 or older	5 years after contract issue date

Qualified	Under age 54 1/2	Age 59 1/2

Qualified	Age 54 1/2 or older	5 years after contract issue date

You are generally not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan.

The contract is called a variable annuity because you can choose to allocate your purchase payments among various investment choices. Your choices include twelve funds. The amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the funds you select.

At the beginning of the income phase, you can choose to receive annuity payments on a fixed or variable basis. The amount of the variable annuity payments will fluctuate depending on the investment performance of the funds you select for the income phase. If you elect to receive payments on a fixed basis, the payments you receive will remain level.

We no longer sell the Panorama deferred variable annuity contract. However, you may continue to make additional purchase payments to your Panorama contract.

The Company/General Overview

9

The Panorama Immediate Variable Annuity Contract

General Overview

This annuity is a contract between “you”, the owner and “us”, MassMutual. In exchange for your single purchase payment, we agree to pay a guaranteed income for life or a period you specify at the time of application. You determine the frequency of annuity payments. We will begin making annuity payments, at the frequency you have chosen, once we receive your purchase payment and annuity option election.

The contract is called a variable annuity because you can choose to allocate your purchase payment among 12 funds. You will receive annuity payments on a variable basis. The amount of the variable annuity payments you receive depends on the investment performance of the funds you select.

We continue to administer these contracts, but no longer sell the Panorama immediate variable annuity contract.

Ownership of the Contract

Owner

In this prospectus, “you” and “your” refer to the owner. The owner is named at time of application. The owner can be an individual or a non-natural person. Currently, we will not issue a contract to you if you have passed your 75th birthday as of the date we proposed to issue the contract.

As the owner of the contract, you exercise all rights under the contract. The owner names the beneficiary. You may change the owner of the contract at any time prior to the maturity date by written request. If you change the owner, the change is subject to our underwriting rules. Changing the owner may result in tax consequences. On and after the maturity date, you must continue as the owner.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. We will not issue a contract to you if the proposed annuitant has passed his/her 75th birthday as of the date we proposed to issue the contract. You may change the annuitant before the maturity date, subject to our underwriting rules.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die.

If the annuitant and the owner are the same person and his/her spouse is the beneficiary, the beneficiary may elect to continue the contract in his/her own name as owner and annuitant on the death of the owner/annuitant.

Ownership of the Contract

10

Purchasing a Contract

Purchase Payments

The minimum amount we accept for your initial purchase payment is:

•	$10,000 for an immediate contract; and

•	$500 for a deferred contract. However, if you purchase a deferred contract under an automatic investment plan (described below), the minimum purchase payment is $40.

The maximum amount of total purchase payments we accept for a deferred or an immediate contract without our prior approval is $ 1 million. Additional purchase payments may be made to this contract. However, additional purchase payments of less than $10 are subject to our approval.

You may increase the amount of purchase payments under a deferred contract in any year to an amount that does not exceed twice the total purchase payments you made in the first contract year.

You may discontinue making purchase payments to a deferred contract. The contract will remain in force as a paid-up annuity contract as long as you have not fully withdrawn the contract value. We will continue to charge the annual maintenance fee. You may make additional purchase payments within a 3 year period from our receipt of your last purchase payment or at the discretion of the principal underwriter, at any time thereafter. You may not make a purchase payment after annuity payments begin.

You may make your initial purchase payment, along with your completed application, by giving them to your registered representative. You can make additional purchase payments:

•	by mailing a check that clearly indicates your name and contract number to our lockbox:

First Class Mail

MassMutual Panorama

Annuity Payment Services

P.O. Box 74908

Chicago, IL 60675-4908

Overnight Mail

MassMutual Panorama

350 North Orleans Street

Receipt & Dispatch

8th Floor, Suite 4908

Chicago, IL 60654

•	by instructing your bank to wire transfer funds to:

JP Morgan Chase Bank, New York, New York

ABA # 021000021

MassMutual Account # 323956297

Ref: Annuity Contract #

Name: (Your Name)

We have the right to reject any application or purchase payment.

Automatic Investment Plan (AIP).  Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making purchase payments to your contract. Payments through AIP may be as little as $40. Contact the Annuity Service Center for information regarding setting up an AIP and any restrictions regarding use of AIP.

Allocation of Purchase Payments

When you purchase your contract, you choose how we will apply your purchase payments among the funds. If you make additional purchase payments on a deferred contract, we will apply them in the same way as your first purchase payment, unless you tell us otherwise.

Once we receive your purchase payment and the necessary information at our Annuity Service Center or lockbox, we will issue your contract and apply your first purchase payment within 2 business days. If you do not give us all of the necessary information we need, we will contact you to get it. When we receive all of the necessary information, we will then apply your first purchase payment within 2 business days. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

If you add more money to your deferred annuity contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them at our Annuity Service Center or lockbox as long as you have provided us with the necessary information to

Purchasing a Contract

11

Investment Choices

apply the purchase payment. If you do not give us all of the information we need, we will contact you to get it. We will then apply your purchase payment on the business day that we obtain the necessary information. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our Annuity Service Center or lockbox on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.

The Separate Account

Panorama Separate Account was established on June 23, 1981, in accordance with authorization by the Board of Directors of Connecticut Mutual Life Insurance Company (CML). Upon the merger of CML and MassMutual, MassMutual assumed ownership of the separate account.

We use the separate account to hold the assets that underlie the contracts. The separate account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

MassMutual owns the assets of the separate account. However, those separate account assets equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to, or charged against, the contracts and not against any other contracts we may issue. We are required to maintain sufficient assets in the separate account to meet the anticipated obligations of the contracts funded by the separate account.

We currently divide this separate account into 12 sub-accounts. Each of these sub-accounts invests in a fund. You bear the complete investment risk for purchase payments that you allocate to a fund.

Purchasing a Contract/Investment Choices

12

The Funds

The contracts offer 12 funds that are listed below. We may add additional funds in the future.

Investment Funds in Which the Sub- Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Series Investment Fund

MML Equity Index Fund (Class I)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, Inc.	Seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index[1].

MML OTC 100 Fund	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, Inc.	Seeks to approximate as closely as practicable (before fees and expenses) the total return of the 100 largest publicly traded over-the-counter common stocks.

MML Small Cap Equity Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

Oppenheimer Variable Account Funds

Oppenheimer Aggressive Growth Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing in “growth type” companies.

Oppenheimer Bond Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income with a secondary objective to seek capital appreciation when consistent with its primary objective.

Oppenheimer Capital Appreciation Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing mainly in equity securities of well-known, established companies.

Oppenheimer Global Securities Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks long-term capital appreciation. The fund invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities.

Oppenheimer Money Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks maximum current income from investments in money market securities consistent with low capital risk and maintenance of liquidity.

Panorama Series Fund, Inc.

Panorama Growth Portfolio	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks high total return.

Panorama Total Return Portfolio	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions.

Investment Choices

13

Investment Funds in Which the Sub- Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
Scudder Investment VIT Funds

Scudder VIT EAFE® Equity Index Fund	Adviser: Deutsche Asset Management, Inc. Sub-Adviser: Northern Trust Investments, Inc.	Seeks to match, as closely as possible, before expenses, the risk and return characteristics of the Morgan Stanley Capital International Europe, Australasia and Far East Index (“EAFE Index”)[2]. The fund will invest primarily in stocks of companies that comprise the EAFE Index, in approximately the same weightings as the EAFE Index.

Scudder VIT Small Cap Index Fund	Adviser: Deutsche Asset Management, Inc. Sub-Adviser: Northern Trust Investments, Inc.	Seeks to match, as closely as possible, before expenses, the performance of the Russell 2000® Index[3], which emphasizes stocks of small U.S. companies.

1	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the fund. The fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.
2	The MSCI EAFE Index is the exclusive property of Morgan Stanley. Morgan Stanley Capital International is a service of Morgan Stanley and has been licensed for use by Deutsche Asset Management, Inc.
3	Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell indexes, which have been licensed for use by Deutsche Asset Management, Inc.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. Current copies of the fund prospectuses are attached to this prospectus. You should read the information contained in the fund prospectuses carefully before investing.

Administrative, Marketing and Support Service Fees

We have entered into arrangements with the investment adviser, subadviser, distributor, and/or affiliated companies of many of the underlying funds pursuant to which we receive payments for providing administrative, marketing or other support services to the funds. These payments may be used for any corporate purpose, including payment of expenses that we incur in promoting, issuing, distributing and administering the contract.

The arrangements with the underlying funds may vary and may include payments made pursuant to a distribution and/or servicing plan adopted by the fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. The payments are generally based on an annual percentage of the average net assets held in that fund by us and our affiliates. Currently, on an annual basis, the payments range from 0.08% to 0.15% of the assets of the underlying fund attributable to the policies issued by us or our affiliates. These payments may be significant.

Investment Choices

14

Contract Value

Your contract value is your value in the separate account. Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your deferred contract value, we use a unit of measure called an accumulation unit. During the income phase of your deferred or immediate contract we call the unit an annuity unit.

Accumulation Units

Every day we determine the value of an accumulation unit for each of the separate account sub-accounts. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for insurance and other changes. The value of an accumulation unit may go up or down from business day to business day.

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment on a deferred contract, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account sub-account by the value of the accumulation unit for that separate account sub-account. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each separate account sub-account after the New York Stock Exchange closes each business day. Any change in the accumulation unit will be reflected in your contract value.

Example:

On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the Oppenheimer Bond Fund/VA. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Oppenheimer Bond Fund/VA is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the Oppenheimer Bond Fund/VA.

Transfers and Transfer Programs

We have the right to terminate, suspend or modify the transfer and transfer program provisions described in this prospectus.

You can transfer all or part of your contract value. You may also give the annuitant authority to make transfers of contract value. You can make transfers by telephone or by other means we authorize. To make transfers other than by telephone you must submit a written request. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions.

Your transfer is effective on the business day we receive your fully-completed request at our Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your transfer request at our Annuity Service Center on a non-business day or after our business day closes, your transfer will be effective on the next business day.

Transfers During the Accumulation Phase

As the owner of a deferred contract, you may transfer all or part of your contract value in a fund. You can make a transfer to or from any fund. However, the transfers are generally subject to a $10 transaction charge for each fund from which you make a transfer. We may increase this charge, but it will not exceed $20.

Currently, we waive this transaction charge on the first 4 transfers in any calendar year. Furthermore, any transfers you make by using our automated voice response system or the internet (subject to

Contract Value/Transfers and Transfer Programs

15

availability) are not subject to the assessment of a transaction charge, and therefore, do not count toward your 4 free transfers every calendar year.

Limits on Frequent Trading and Market-Timing Activity

This contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all contract owners and beneficiaries under the contract, including long-term contract owners who do not engage in these activities. Therefore, organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this contract.

We have adopted policies and procedures to help us identify those individuals or entities who we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing among the funds, there can be no assurance that we will be able to identify all those who trade frequently or employ a market timing strategy, or that we will be able to curtail their trading in every instance.

If we, or the investment adviser to any of the funds available with this contract, determine that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we reserve the right to take restrictive action. Such action includes, but is not limited to:

•	not accepting transfer instructions from a contract owner or other person authorized to conduct a transfer;

•	restricting the ability to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our website or any other type of electronic medium;

•	limiting the amount of transfer requests that can be made during a contract year; and

•	requiring the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, we will return the contract value to the investment choice from which the transfer was attempted as of the business day your transfer request is rejected. We may, among other things, then require you to resubmit the rejected transfer by regular mail only.

Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any transfer request to a subaccount if the subaccount’s investment in the corresponding fund is not accepted for any reason.

Transfers During the Income Phase

If the income phase has begun and we are making annuity payments on a lifetime basis, you may make only one transfer between funds each calendar year. We currently do not limit the number of transfers between funds, if we are making annuity payments on a non-life basis.

Dollar Cost Averaging Program

The Dollar Cost Averaging Program allows deferred contract owners to systematically transfer a set amount from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. The Dollar Cost Averaging Program is available only during the accumulation phase.

Dollar Cost Averaging does not assure a profit and does not protect you against loss in declining markets. Since Dollar Cost Averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the Dollar Cost Averaging Program through periods of fluctuating price levels.

Transfers and Transfer Programs

16

The minimum amount you can transfer is $100. You can choose the frequency at which the Dollar Cost Averaging transfers are to be made, i.e., monthly, quarterly, semi-annually or annually. You will also choose the specific date when the first Dollar Cost Averaging transfer is made. However, we may defer the first transfer for one month if we receive your fully completed election form or telephone request at our Annuity Service Center less than 5 business days from your selected start date. If you do not select a start date, we will automatically start the Dollar Cost Averaging Program within 5 business days from the date we receive your fully completed election form or request over the telephone. You may make changes to your election, including termination of the program, by written request or by request over the telephone.

If you participate in the Dollar Cost Averaging Program, we currently do not take the transfers made under the program into account in determining any transaction charge.

The Dollar Cost Averaging Program will terminate:

•	if you withdraw your total contract value;

•	if you request a transfer other than through the Dollar Cost Averaging Program;

•	upon payment of the death benefit;

•	if the last transfer you selected has been made;

•	if there is insufficient value in the selected fund to make the transfer;

•	if your contract enters the income phase; or

•	if we receive your written request or request over the telephone to terminate the program at our Annuity Service Center at least 5 business days prior to the next transfer date.

We currently do not charge you for participation in the Dollar Cost Averaging Program. However, we reserve the right to charge for this feature in the future.

Withdrawals

During the accumulation phase, deferred contract owners may make either partial or total withdrawals of their contract value. The contract does not provide a death benefit after you withdraw your full contract value.

Partial withdrawals are subject to a contingent deferred sales charge and a $10 transaction charge if you make more than 1 partial withdrawal in any calendar year.

When you make a total withdrawal you will receive the value of your deferred contract:

•	less any applicable contingent deferred sales charge;

•	less any applicable premium tax;

•	less any annual maintenance charge, and

•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

Generally, once your contract enters the income phase, you may not make partial or full withdrawals. However, under Option E – Specified Payments for a Variable Period, you may partially or fully withdraw your contract value during the payment period.

Requests in Writing.  To request a withdrawal in writing, submit to the Annuity Service Center, our fully completed partial surrender or surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests By Telephone.  We do not allow total withdrawal requests by telephone. However, you may request partial withdrawals by telephone subject to the following rules:

•	The person requiring the partial withdrawal is the contract owner;

•	The withdrawal amount may not exceed $25,000;

•	The check will be made payable to the contract owner;

•	The check will be sent to the address of the contract owner requesting the partial withdrawal;

•	A change of address must not have been made within 30 calendar days prior to the partial withdrawal request;

Transfers and Transfer Programs/Withdrawals

17

•	The request is not for a withdrawal that is part of a series of substantially equal periodic payments made for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary; and

•	The contract must be a non-qualified contract or IRA contract (excluding deferred compensation plans).

Withdrawal Effective Date.  For written requests, your withdrawal is effective on the business day we receive, at the Annuity Service Center, our partial surrender or surrender form, fully completed, and, if applicable, a “letter of acceptance.” If we receive this item(s) at our Annuity Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. For telephone requests, your withdrawal is effective on the business day we receive your call. For calls received after the close of the business day, your withdrawal will be effective on the next business day.

Delivery of Withdrawal Amount.  We will pay any withdrawal amount within 7 days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments.

Systematic Withdrawal Program

This program provides for an automatic monthly, quarterly, semi-annual or annual payment of fixed dollar amounts to you from your contract. Your contract value must be at least $25,000 to initiate the program. The minimum amount for each withdrawal is $100. Currently, we do not have a charge for this program, but we reserve the right to charge in the future.

You may elect this program in writing or over the telephone. Requests made over the telephone are subject to the rules for requests by telephone described in the Withdrawals section of this prospectus.

Your Systematic Withdrawal Program will begin on the start date you selected as long as we receive your fully completed written request or request over the telephone at least 5 business days before the start date you selected. If you elect to receive your payment pursuant to an electronic funds transfer (“EFT”), we must receive a fully completed request at least 10 business days before the start date you elected.

We may defer the start of your systematic withdrawal program for one month if your systematic withdrawal start date is less than 5 business days (10 business days for an EFT) after we receive your fully completed written request or request over the telephone. If you do not select a start date, we will automatically begin systematic withdrawals within 5 business days (10 business days for an EFT) after we receive your fully completed written request or request over the telephone. If you are currently participating in a Systematic Withdrawal Program and you want to begin receiving your payments pursuant to an EFT, we will need 10 business days notice to implement this change.

You may make changes to your systematic withdrawal program by submitting a written request or request over the telephone to terminate the existing election and identifying a new election.

Your systematic withdrawal program ends:

•	if you withdraw your total contract value;

•	upon payment of the death benefit;

•	if we process the last withdrawal you selected;

•	if your value in a selected fund is insufficient to complete the withdrawal;

•	if you begin receiving annuity payments; or

•	if you give us a written request or request over the telephone to terminate your program. We must receive your request at least 5 business days before the next withdrawal date.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

Withdrawals

18

Expenses

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

Deductions From Purchase Payments

Policy Fee

We deduct a policy fee of $70 from the purchase payment for an immediate contract in order to cover certain expenses related to the sale of an immediate contract.

Sales Charge

We do not deduct a contingent deferred sales charge under immediate contracts. Instead, we deduct a sales charge from the purchase payment in order to cover certain expenses related to the sale of the contract. We deduct the sales charge on an immediate annuity as a percentage of the purchase payment remaining after we assess the $70 policy fee and any premium tax.

The sales charge is:

•	3% of the purchase payment up to $10,000;

•	2% of the next $90,000; and

•	1% of any purchase payment over $100,000.

Example:  On a $10,000 purchase payment for an immediate contract, the sales charge of 3% plus the policy fee of $70 results in a 3.68% deduction from the purchase payment.

Insurance Charge

Each business day we deduct our insurance charge from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge is called the mortality and expense risk charge.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to 0.73% of the daily value of the assets invested in each fund, after fund expenses are deducted. This charge is for:

•	the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments during the income phase regardless of how long all annuitants live, and the guarantee of rates used to determine your annuity payments during the income phase;

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the contract.

We assess this charge against both immediate and deferred contracts. We cannot increase the mortality and expense risk charge. If the current mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Annual Maintenance Charge

At the end of each contract year, we currently deduct $40 from your deferred contract as an annual maintenance charge. We will also deduct this charge if you make a full withdrawal of your deferred contract value. This charge is used to reimburse us for providing administrative service to deferred contracts, including providing you with periodic reports and other communications, as well as maintaining contract owner records. We designed this charge so that it does not exceed the actual expenses we incur in administering the deferred contracts.

We may increase this charge, but it will not exceed $60. We do not deduct this charge from deferred contracts once they enter the income phase, nor do we deduct this charge from immediate contracts. Subject to state regulations, we will deduct the annual maintenance charge proportionately from the funds you have selected.

Transaction Charge

During the accumulation phase of deferred contracts, we impose a transaction charge to offset costs of processing your requests for transfers and partial withdrawals. We assess this charge against certain partial withdrawals and transfers. This charge is currently $10.

Expenses

19

If you request to transfer/withdraw a dollar amount, we will deduct any transaction charge from the amount you transfer/withdraw. If you request to transfer/withdraw a percentage of your value in an investment choice, we will deduct the transaction charge from the amount remaining in the investment choice. If you transfer/withdraw the entire amount in an investment choice, we will deduct the transaction charge from the amount you transfer/withdraw.

We reserve the right to increase this charge. However, it cannot exceed $20. We cannot increase the fee with respect to partial withdrawals without approval of the Securities and Exchange Commission.

Currently we waive the transaction charge on the first 4 transfers and 1 partial withdrawal in any one calendar year. Furthermore, any transfers you make by using the Dollar Cost Averaging Program, our automated voice response system or the internet (subject to availability) are not subject to the assessment of a transaction charge, and therefore, do not count toward your 4 free transfers every calendar year. We do not deduct this charge from deferred contracts in the income phase or from immediate contracts.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment for a deferred contract. However, we may assess a contingent deferred sales charge on any amount in excess of the free withdrawal amount that you withdraw from your contract during the first 10 contract years. We use this charge to cover certain expenses relating to the sale of a deferred contract.

If you withdraw:

•	from more than one fund, we will deduct the contingent deferred sales charge proportionately from the amounts remaining in the funds you selected.

•	the total value from a fund, we will deduct the contingent deferred sales charge proportionately from amounts remaining in the funds that still have value.

•	your entire contract value, we will deduct the contingent deferred sales charge proportionately from your contract value in each fund.

The amount of the contingent deferred sales charge depends on the amount of the withdrawal and the length of time since we issued the contract. The contingent deferred sales charge is assessed as follows:

Years since Contract Issued	Charge
1-5	5%
6-10	4%
11 or more	0%

If you choose to begin the income phase of your deferred contract before the maturity date and select the non-life variable annuity option (Option E), we will treat the payments as partial withdrawals and we may impose a contingent deferred sales charge as illustrated above.

If you choose to begin the income phase of your deferred contract during the first 3 contract years and you select a variable life annuity option, we apply a reduced contingent deferred sales charge on the amount applied to provide annuity payments. This contingent deferred sales charge is assessed as follows:

Years	Deduction
1	3%
2	2%
3	1%
4 or more	0%

We do not impose a contingent deferred sales charge on withdrawals made after the contract maturity date you elected on your application.

You may reinvest the net proceeds of a full withdrawal of a deferred contract without being subject to further contingent deferred sales charges within a limited time period after your full withdrawal. Please refer to the Statement of Additional Information for a discussion of this reinvestment privilege.

In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances.

•	If you surrender your deferred contract before April 30, 2005, and the proceeds of the surrender are used to purchase a new group annuity issued by us. The group annuity may be subject to charges upon surrender.

•	Upon payment of a minimum required distribution attributable to this contract that exceeds the free withdrawal amount;

Expenses

20

•	If you redeem “excess contributions” to a plan qualifying for special income tax treatment. These types of plans are referred to as qualified plans, including Individual Retirement Annuities (IRAs). We look to the Internal Revenue Code for the definition and description of excess contributions.

•	If you use the proceeds of an individual variable annuity contract or accumulation annuity contract previously issued by us for the benefit of the contract owner or annuitant to purchase a contract.

•	When the contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A contingent deferred sales charge may apply to the contract received in the exchange. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Annuity Service Center.

Free Withdrawals

Beginning in the second calendar year, you may withdraw 10% of your contract value as of the close of our business day on December 31st of the previous calendar year, without incurring a contingent deferred sales charge. You may take this 10% either in a lump sum or in multiple withdrawals each calendar year.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from the value of your immediate or deferred contract for them. Currently we do not charge a deferred contract owner for these taxes until you begin annuity payments or make a full withdrawal. However, we currently deduct any applicable premium tax from the purchase payment an immediate contract owner gives us. Premium taxes generally range from 0% to 3.5%, depending on the state.

Income Taxes

We will deduct from the contract any income taxes that we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. Please refer to the fund prospectuses for more information regarding these expenses.

The Income Phase

If you want to receive regular income from your deferred contract, you can choose to receive fixed or variable annuity payments under one of several options. You can choose the month and year in which those payments begin. We call that date the maturity date.

You choose your maturity date and annuity option when you purchase your contract. You may delay your maturity date up to 10 years after the date you indicated on your application provided you give us 30 days written notice. The maximum maturity date you may elect is the annuitant’s 80th birthday. If you do not choose an annuity option, we will assume that you selected a life annuity with 120 months of guaranteed payments.

We make annuity payments based on the age and sex of the annuitant under all options except Option E. We may require proof of age and sex before annuity payments begin.

At the maturity date, you have the same fund choices that you had in the accumulation phase. If you do not tell us otherwise, we will base your

Expenses/The Income Phase

21

annuity payments on the investment allocations that are in place on the maturity date. After we begin making annuity payments, you may make 1 transfer between funds each calendar year.

If your contract value is less than $2,000 on the maturity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $20.00, we reserve the right to change the payment basis to equivalent less frequent payments.

In order to avoid adverse tax consequences, you should begin to take distributions from your tax-qualified contract no later than the beginning date required by the Internal Revenue Service. Such distributions should be at least equal to the minimum amount required by the Internal Revenue Service or paid through an annuity option that complies with the Required Minimum Distribution Rules of Internal Revenue Code section 401(a)(9). If your contract is an IRA, the required beginning date should be no later than April 1 of the year after you reach age 70 1/2. For qualified plans and TSAs, that date is no later than April 1 of the year following the later of the year you reach age 70 1/2 or the year in which you retire.

Annuity Options For Deferred Contracts

The following fixed or variable annuity options are available to deferred contract owners. After annuity payments begin, you cannot change the annuity option or the frequency of annuity payments. In general, we do not allow withdrawals once life annuity payments have started. Under Option E – Specified Payments for a Variable Period, you may make a full or partial withdrawal or apply your value for a life annuity option.

Annuity Option A – Life Income.  We will make fixed or variable monthly payments as long as the annuitant lives. When the annuitant dies we stop making payments.

Annuity Option B – Life Income with 60, 100, 120 or 240 Monthly Payments Guaranteed.  We will make fixed or variable monthly payments for a guaranteed period, or as long as the annuitant lives, whichever is longer. The guaranteed period may be 60, 100, 120 or 240 months.

Annuity Option C – Unit Refund Life Annuity.  We will make fixed or variable monthly annuity payments as long as the annuitant lives. When we receive proof the annuitant has died, we may make an additional payment. This payment will be the value of an annuity unit on the date the additional payment is made multiplied by the excess of (a) over (b).

(a)	The accumulated value divided by the value of an annuity unit on the date annuity payments begin.

(b)	The number of annuity units represented by each monthly payment multiplied by the number of annuity payments made prior to death.

Annuity Option D – Joint Life Income for Annuitant and One Other Person with  2/3 Annuity Units to Survivor.  (120 months certain) We will make fixed or variable monthly payments during the lifetime of the annuitant and one other designated person. We will pay the income for 120 months and as long afterwards as the annuitant and the other designated person are alive. After either the annuitant or the other designated person dies and after we pay any remaining guaranteed payments, we will continue monthly payments for the life of the designated person. These payments will be computed on the basis of two-thirds of the number of payment (or units) in effect during the joint lifetime.

Annuity Option E – Specified Payments for a Variable Period.  We will make equal periodic payments in the amount you specify until the remaining balance is less than the amount of one payment. At this time, we will pay the remaining balance as the final payment under this option.

You may choose to receive payments on an annual, semiannual, quarterly or monthly basis. You may fully or partially withdraw the remaining balance at any time. Amounts we pay under Annuity Option E during the first 10 years a deferred contract is in existence prior to the maturity date may be subject to a contingent deferred sales charge.

In addition to these annuity options, we may pay you under other methods of payment as long as both you and we agree upon the terms in writing.

You may apply the proceeds from any partial or full withdrawal to any retirement options under any fixed annuity contract we issue at the time of selection and for which you would have been

The Income Phase

22

eligible to purchase. The withdrawal may be subject to an annual maintenance charge and a policy fee.

Limitation on Payment Options.  If you purchased this as a tax-qualified contract, the Internal Revenue Code may impose restrictions on the types of payment options that you may elect.

Annuity Options For Immediate Contracts

The net purchase payment for an immediate contract is used to provide an immediate life annuity, joint life annuity, or a unit refund life annuity. You choose the payment option when you purchase your immediate contract. The following variable annuity payment options are available to immediate contract owners. After annuity payments begin, you cannot change the payment option or frequency of annuity payments. In addition, we do not allow withdrawals once life annuity payments have started.

Annuity Option A – Life Income.  We will make variable monthly payments as long as the annuitant lives. When the annuitant dies we stop making payments.

Annuity Option B – Life Income with 60, 100, 120 or 240 Monthly Payments Guaranteed.  We will make variable monthly payments for a guaranteed period, or as long as the annuitant lives, whichever is longer. The guaranteed period may be 60, 100, 120 or 240 months.

Annuity Option C – Unit Refund Life Annuity. We will make variable monthly annuity payments as long as the annuitant lives. When we receive proof the annuitant has died, we may make an additional payment. This payment will be the value of an annuity unit on the date the additional payment is made, multiplied by the excess of (a) over (b).

(a)	The accumulated value divided by the value of an annuity unit on the date annuity payments begin.

(b)	The number of annuity units represented by each monthly annuity payment multiplied by the number of annuity payments made prior to death.

Annuity Option D – Joint Life Income for Annuitant and One Other Person with  2/3 Annuity Units to Survivor.  (120 months certain) We will make variable monthly payments during the lifetime of the annuitant and one other designated person. We will pay the income for 120 months and as long afterwards as the annuitant and the other designated person are alive. After either the annuitant or other designated person dies and after we pay any remaining guaranteed payments, we will continue monthly payments for the life of the designated person. These payments will be computed on the basis of two-thirds of the payment (or units) in effect during the joint lifetime.

In addition to these annuity options, we may pay you under other methods of payment as long as both you and we agree upon the terms in writing.

Limitation on Payment Options.  If you purchased this as a tax-qualified contract, the Internal Revenue Code may impose restrictions on the types of payment options that you may elect.

Fixed Annuity Payments

Deferred contract owners may choose to receive fixed payments. If fixed payments are chosen, the payment amount will not vary. The payment amount will depend upon the following 5 things:

•	the value of your contract on the maturity date;

•	the deduction of premium taxes, if applicable;

•	the deduction of a contingent deferred sales charge, if applicable (for deferred contracts only);

•	the annuity option you select; and

•	the age and sex of the annuitant (and joint annuitant if a joint payment option is elected).

Variable Annuity Payments

Deferred and immediate contract owners may choose to receive variable payments. If variable payments are chosen, the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following 6 things:

•	the value of your contract on the maturity date;

•	the deduction of premium taxes, if applicable;

•	the deduction of a contingent deferred sales charge, if applicable (for deferred contracts only);

•	the annuity option you select;

The Income Phase

23

•	the age and sex of the annuitant (and joint annuitant if a joint payment option is elected); and

•	an assumed investment rate (AIR) of 3.5% per year.

Future variable payments will depend on the performance of the funds you selected. If the actual performance exceeds the 3.5% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 3.5% plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Value

In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number of your annuity units at your contract maturity date. The number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.

Death Benefit

If the annuitant or owner (if a natural person) dies before we begin making annuity payments, we will pay a death benefit to the beneficiary. The death benefit is the contract value on the date we receive due proof of death and an election of a single-sum cash payment at our Annuity Service Center.

The beneficiary may elect to receive the death benefit in a lump sum payment or he/she may elect, within 90 days from the date we receive proof of death, to receive the death benefit as an annuity option. If the beneficiary does not make an election by the end of the 90-day period, we will pay the contract value to the beneficiary on that date in a lump-sum cash payment.

If a lump-sum payment is elected, we will pay the amount within 7 days after we receive due proof of death and written notice of the election at our Annuity Service Center unless we are required to suspend or delay payment.

The death benefit distribution requirements are intended to satisfy the requirements of section 72(s) of the Internal Revenue Code.

Taxes

NOTE:  We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Contracts In General

Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules generally provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

For variable annuity contracts, tax deferral depends on the insurance company, and not you having control of the assets held in the separate accounts. You can allocate account value from one fund of the separate account to another but cannot direct the investments each fund makes. If you have too much “investor control” of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

The Income Phase/Death Benefit/Taxes

24

The Internal Revenue Service (IRS) has provided some guidance on investor control but several issues remain unclear. One unanswered question is whether a contract owner can have too much investor control if the variable contract offers a large choice of funds in which to invest account values.

We do not know if the IRS will issue any guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

These are different rules as to how you are taxed depending on how you take the money out and the type of contract-qualified or non-qualified (see following sections).

You, as the owner of a non-qualified annuity, will generally not be taxed on increases in the value of your contract until a distribution occurs – either as a withdrawal or as annuity payments.

When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your purchase payments are fully includible in income.

When a non-qualified contract is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the contract as an agent for a natural person), the contract will generally not be treated as an annuity for tax purposes.

On June 7, 2001, President Bush signed into law the “Economic Growth and Tax Relief Reconciliation Act of 2001” (“EGTRRA”). Some of EGTRRA’s provisions include increased contribution limits for tax-qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that some states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement arrangements. Accordingly, participants of qualified retirement arrangements are urged to seek the advice of their independent tax counsel to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

Qualified And Non-Qualified Contracts

If you purchase the contract as an individual and not under any tax-qualified retirement plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

If you purchase the contract under a tax-qualified retirement plan, specially sponsored program, or an individual retirement annuity (IRA), your contract is referred to as a qualified contract. Examples of tax-qualified retirement plans are: deductible and non-deductible IRAs, Tax Sheltered Annuities (TSAs) and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 plans.

Withdrawals – Non-Qualified Contracts

The Code generally treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. The withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract that is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

•	paid on or after the taxpayer reaches age 59 1/2;

•	paid after you die;

Taxes

25

•	paid if the taxpayer becomes totally disabled (as that term is defined in the Code);

•	paid in a series of substantially equal periodic payments made annually or more frequently, for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

•	paid under an immediate annuity; or

•	which come from purchase payments made before August 14, 1982.

Withdrawals – Qualified Contracts

If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified contract.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from tax-qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 403 (Tax-Sheltered Annuities), 408 (Individual Retirement Annuities – IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

•	distributions made on or after you reach age 59 1/2;

•	distributions made after your death or disability (as defined in Code Section 72(m)(7));

•	after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a severance from employment is not required);

•	distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);

•	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

•	distributions made on account of an IRS levy made on a tax-qualified retirement plan or IRA;

•	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

•	distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

•	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the taxable year; and

•	distributions from an IRA which are qualified first-time home buyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a tax-qualified retirement plan must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1/2 or (b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during your lifetime. Required distributions generally must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Under the 2002 Final and Temporary Regulations issued under Code Section 401(a)(9), required distributions may be made over joint lives or joint life expectancies if your designated beneficiary is your spouse who is more than 10 years younger than you. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

The 2002 Final and Temporary Regulations issued under Code section 401(a)(9) included a provision that could increase the amount of required minimum distributions for certain individuals. Temporary Regulation section 1.401(a)(9)-6T, Q&A-12, requires that when calculating an individual’s account balance for required minimum distribution purposes, the balance must include the actuarial value of any other benefits that will be provided under the annuity contract. The IRS provided relief from this provision in Notice 2003-2 and indicated that such relief will continue to be available at least through the end of the calendar year in which final regulations are

Taxes

26

issued. It is unclear at this time how any final regulations would impact this issue.

Withdrawals – Tax Sheltered Annuities

The Code limits the withdrawal of purchase payments made by owners through salary reductions from certain Tax-Sheltered Annuities. Withdrawals of salary reduction amounts and their earnings can only be made when an owner:

•	reaches age 59 1/2;

•	has a severance from employment;

•	dies;

•	becomes disable, as the term is defined in the Code; or

•	in the case of hardship.

In the case of hardship, the owner can only withdraw the purchase payments and not any earnings. Salary reduction payments cannot be made for 6 months following a hardship withdrawal.

Any contract value you had as of December 31, 1988 is not subject to these restrictions. Additionally, return of “excess contributions” and amounts payable to a spouse as a result of a qualified domestic relations order are generally not subject to these restrictions.

Withdrawals – Texas Optional Retirement Program

No withdrawals may be made in connection with a contract issued pursuant to the Texas Optional Retirement Program for faculty members of Texas public institutions of higher learning before you:

•	terminate employment in all such institutions and repay employer contributions if termination occurs during the first twelve months of employment;

•	retire;

•	die; or

•	attain age 70 1/2

Withdrawals – 457(b) Deferred Compensation Plans

Amounts may not be paid to a participant of a 457(b) deferred compensation plan prior to the participant’s:

•	attainment of age 70 1/2;

•	severance from employment;

•	incurring an unforeseeable emergency; or

•	compliance with a qualified domestic relations order (QDRO).

In certain circumstances, amounts may also be distributed upon termination of the deferred compensation plan or if the contract contains $5,000 or less, as provided by the plan.

Non-Resident Aliens

Generally, a pre-death distribution from a contract to a non-resident alien is subject to federal income tax at a rate of 30% of the amount of income that is distributed. A “non-resident alien” is a person who is neither a US citizen nor resident in the US. We are required to withhold this tax and send it to the Internal Revenue Service. Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on a Form W8-BEN, providing us with: (1) proof of residency (in accordance with Internal Revenue Service requirements); and (2) an US individual taxpayer identification number. If the non-resident alien does not meet the above conditions, we will withhold 30% of income from the distribution.

Taxes

27

Other Information

Performance

We may advertise certain performance-related information for the deferred contracts. This information reflects historical performance and is not intended to indicate or predict the future performance.

Standardized Total Returns

We will show standardized average annual total returns for sub-accounts that have been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects a deduction for the contingent deferred sales charge, the annual maintenance charge and all other separate account and contract level charges, except premium taxes, if any.

If a sub-account has been in existence for less than one year, we will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value and a deduction of the contingent deferred sales charge.

Nonstandard Total Returns

We will also show total returns based on historical performance of the sub-accounts and underlying funds. We may assume the contracts were in existence prior to their inception date, January 21, 1982, which they were not.

Total return percentages include all fund level expenses, total separate account expenses and all contract level charges. The returns do not include premium taxes, if any. If premium taxes were included, returns would be less than those shown.

We may also calculate total return percentages which include all fund expenses and total separate account expenses. The total return percentages will not include the contingent deferred sales charge, annual maintenance charge, or premium taxes, if any. If these charges were included, returns would be less than those shown.

Total Returns compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

Average Annual Total Returns measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

Yield and Effective Yield

We may also show yield and effective yield for the Oppenheimer Money Fund/VA over a seven-day period, which we then “annualize”. This means that when we calculate yield, we assume that the amount of money the investment earns for the week is earned each week over a 52-week period. We show this as a percentage of the investment. We calculate the effective yield similarly, but when we annualize the amount, we assume the income earned is re-invested. Therefore, the effective yield may be slightly higher that the yield because of the compounding effect.

Related Performance

Some of the funds available to you may be similar to mutual funds offered in the retail marketplace. These funds generally have the same investment objectives, policies and portfolio managers as the retail mutual funds and usually were formed after the retail mutual funds. While these funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from retail mutual funds. In fact, performance of these funds may be dramatically different from the performance of the retail mutual funds. This is due to differences in the funds’ sizes, dates shares of stocks are purchased and sold, cash flows and expenses. You should remember that retail mutual fund performance is not the performance of the funds available in this contract and is not an indication of future performance of these funds.

Distribution

MML Distributors, LLC (MML Distributors) serves as principal underwriter for the contract.

Other Information

28

The purpose of the underwriter is to distribute the contract. The contracts are no longer offered for sale to the public. However, you may continue to make purchase payments to your contract. MML Distributors is an indirect wholly owned subsidiary of MassMutual. MML Distributors is located at 1414 Main Street, Springfield, Massachusetts 01144-1013.

Assignment/Transferability

You can assign or transfer your contract at any time during your lifetime if it does not have an endorsement limiting transferability. We will not be bound by the assignment/transfer until we receive written notice of the assignment/transfer. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment/transfer. You may be subject to tax consequences if you assign or transfer your contract.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract. If you assign your contract, your rights may only be exercised with the consent of the assignee of record. We require consent of any irrevocable beneficiary before we assign proceeds.

Replacement of Life Insurance or Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financial purchase. A “financial purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Suitability

According to federal securities law, a registered representative is required to recommend a security only when he/she believes that the security is suitable for the customer. The registered representative must have reasonable grounds for believing that the recommendation is suitable for such customer based upon the facts disclosed by the customer as to his/her other security holdings and his/her financial situation and needs.

Please note that we and our affiliates offer a variety of annuity contracts. Each contract is designed to satisfy a customer’s need for a long- term retirement product. Please ask your registered representative for more information about the annuity contracts we issue to determine if one of them is a suitable investment for you based upon your needs and financial situation.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Other Information

29

Reservation Of Rights

We reserve the right to:

•	substitute another fund for one of the funds you have selected,

•	to offer additional sub-accounts,

•	to operate the separate account as a different form of registered investment company, and

•	to transfer the contracts to a different separate account.

If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission when necessary. We will also give you notice of our intent to exercise any of these rights.

Suspension Of Payments Or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

•	trading on the New York Stock Exchange is restricted; or

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds; and

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits, which seek both compensatory and punitive damages. While we are not aware of any actions or allegations that should reasonably give rise to any material adverse impact, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially impact our financial position, results of operations, or liquidity.

Financial Statements

We have included our statutory financial statements and those of the separate account in the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

1.	Company
2.	Custodian
3.	The Separate Account
4.	Purchase of Securities Being Offered
5.	Underwriting Arrangements
6.	How Annuity Payments Are Determined
7.	How the Value of the Deferred Contract Is Determined
8.	How the Accumulation Unit Value is Determined
9.	Distribution on Death of Contract Owner
10.	Valuing the Underlying Fund Shares
11.	Federal Tax Matters
12.	Experts
13.	Appendix A—General Formulae
14.	Financial Statements

Other Information

30

[This page intentionally left blank]

31

To:	MassMutual Financial Group

Annuity Service Center HUB

P.O. Box 9067

Springfield, MA 01102-9067

Please send me a Statement of Additional Information for MassMutual’s Panorama® variable annuity contract.

Name

Address

City	State	Zip

Telephone

32

Appendix A

Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted this data from the separate account’s audited financial statements. You should read this information in conjunction with the separate account’s audited financial statements and related notes that are included in the Statement of Additional Information.

Accumulation Unit Values

Sub-Account	Dec. 31, 1994	Dec. 31, 1995	Dec. 31, 1996	Dec. 31, 1997	Dec. 31, 1998	Dec. 31, 1999	Dec. 31, 2000	Dec. 31, 2001	Dec. 31, 2002	Dec. 31, 2003

Oppenheimer Bond
Qualified	$3.47	$4.08	$4.17	$4.52	$4.79	$4.68	$4.93	$5.28	$5.72	$6.06
Non-Qualified	3.25	3.83	3.90	—	—	—	—	—	—	—
Panorama Growth
Qualified	6.37	8.71	10.29	12.91	13.90	13.28	11.51	10.22	8.22	10.35
Non-Qualified	5.72	7.81	9.24	—	—	—	—	—	—	—
Oppenheimer Money
Qualified	2.18	2.29	2.39	2.50	2.61	2.72	2.86	2.95	2.97	2.98
Non-Qualified	2.18	2.29	2.39	—	—	—	—	—	—	—
Panorama Total Return
Qualified	4.18	5.17	5.64	6.65	7.33	7.16	6.93	6.40	5.44	6.54
Non-Qualified	3.99	4.93	5.38	—	—	—	—	—	—	—
MML Equity Index*	NA	NA	NA	NA	NA	NA	NA	0.87	0.67	0.85
MML OTC 100*	NA	NA	NA	NA	NA	NA	NA	0.63	0.39	0.58
MML Small Cap Equity*	NA	NA	NA	NA	NA	NA	NA	1.04	0.91	1.19
Oppenheimer Aggressive Growth*	NA	NA	NA	NA	NA	NA	NA	0.67	0.48	0.60
Oppenheimer Capital Appreciation*	NA	NA	NA	NA	NA	NA	NA	0.85	0.62	0.80
Oppenheimer Global Securities*	NA	NA	NA	NA	NA	NA	NA	0.89	0.69	0.98
Scudder VIT EAFE® Equity Index*	NA	NA	NA	NA	NA	NA	NA	0.77	0.60	0.79
Scudder VIT Small Cap Index*	NA	NA	NA	NA	NA	NA	NA	0.99	0.78	1.14

On November 28, 1997, we eliminated the distinction between the Panorama qualified and non-qualified sub-accounts. From that date forward, all contracts in the accumulation phase have one unit value whose historical basis is the qualified value. On November 28, 1997, we reduced the units to maintain a constant dollar value for nonqualified contracts in the accumulation phase while reflecting the higher unit value. The difference had been caused by a difference in tax treatment that was eliminated in 1984.

*	Commencement of public offering was May 1, 2001.

Appendix A

A-1

Accumulation Units Outstanding

Sub-Account	Dec. 31, 1994	Dec. 31, 1995	Dec. 31, 1996	Dec. 31, 1997	Dec. 31, 1998	Dec. 31, 1999	Dec. 31, 2000	Dec. 31, 2001	Dec. 31, 2002	Dec. 31, 2003
Oppenheimer Bond
Qualified	13,871,625	12,557,687	10,741,696	14,108,226	13,586,995	10,641,643	6,366,563	5,826,864	5,593,767	4,926,706
Non-Qualified	7,418,128	6,881,942	6,038,091	21,099	10,723	58,107	—	—	—	—
Panorama Growth
Qualified	17,220,047	19,024,051	20,751,788	32,579,232	31,077,806	24,682,418	12,627,372	10,298,277	8,750,881	8,055,314
Non-Qualified	8,112,342	10,364,426	11,812,124	31,437	35,007	718	—	—	—	—
Oppenheimer Money
Qualified	16,994,675	16,334,145	14,263,683	17,065,734	17,595,145	16,361,801	11,091,772	10,160,704	9,172,397	7,090,765
Non-Qualified	6,528,538	6,227,229	6,442,517	—	—	147,633	—	—	—	—
Panorama Total Return
Qualified	95,758,769	96,555,427	92,523,786	121,488,969	110,149,245	89,593,227	48,152,721	38,962,877	31,815,485	28,314,327
Non-Qualified	41,329,166	41,857,538	40,974,027	207,509	174,388	9,682	—	—	—	—
MML Equity Index*	NA	NA	NA	NA	NA	NA	NA	2,359,889	2,582,848	3,051,050
MML OTC 100*	NA	NA	NA	NA	NA	NA	NA	454,754	658,005	889,599
MML Small Cap Equity*	NA	NA	NA	NA	NA	NA	NA	1,571,769	2,001,384	1,947,951
Oppenheimer Aggressive Growth*	NA	NA	NA	NA	NA	NA	NA	2,894,696	2,696,591	2,814,343
Oppenheimer Capital Appreciation*	NA	NA	NA	NA	NA	NA	NA	5,649,051	5,837,490	6,125,553
Oppenheimer Global Securities*	NA	NA	NA	NA	NA	NA	NA	2,917,288	3,203,726	3,084,147
Scudder VIT EAFE® Equity Index*	NA	NA	NA	NA	NA	NA	NA	287,457	465,770	468,537
Scudder VIT Small Cap Index*	NA	NA	NA	NA	NA	NA	NA	447,871	751,299	1,005,442

Prior to June 1, 1996, the Condensed Financial Information reflected the Oppenheimer Money and Oppenheimer Bond sub-accounts investment in the Money Market and Income Portfolios of Panorama Fund, respectively. On June 1, 1996, we substituted shares of Oppenheimer Money Fund/VA and Oppenheimer Bond Fund/VA for shares of Panorama Fund’s Money Market and Income Portfolios, respectively. Therefore, effective June 1, 1996, the Condensed Financial Information reflects the Oppenheimer Money and Oppenheimer Bond sub-accounts investment in the Oppenheimer Money Fund/VA and Oppenheimer Bond Fund/VA, respectively.

* Commencement of public offering was May 1, 2001.

Appendix A

A-2

PANORAMA

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

PANORAMA® SEPARATE ACCOUNT

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus for the Panorama Separate Account dated May 1, 2004, a copy of which may be obtained by writing MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067 or calling 1-800-272-2216 (press 2).

May 1, 2004

1

COMPANY

In this Statement of Additional Information, “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (“MassMutual”). MassMutual is a global, diversified financial services organization providing life insurance, annuities, disability income insurance, long-term care insurance, structured settlements and retirement and savings products to individual and institutional customers. The Company is organized as a mutual life insurance company.

CUSTODIAN

The shares of the underlying funds purchased by the sub-accounts are held by MassMutual as custodian of Panorama Separate Account (the “Separate Account”).

THE SEPARATE ACCOUNT

The Separate Account was established on June 23, 1981 in accordance with authorization by the Board of Directors of Connecticut Mutual Life Insurance Company (“CML”). Upon the merger of CML and MassMutual, MassMutual assumed ownership of the Separate Account.

Under Massachusetts law, the assets of the Separate Account are owned by MassMutual, but they are held separately from the other assets of MassMutual and are not chargeable with liabilities incurred in any business operation of MassMutual (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). Income, gains, and losses incurred on the assets in the sub-accounts of the Separate Account, whether or not realized, are credited to or charged against that sub-account, without regard to other income, gains or losses of any other investment account or sub-account of MassMutual. Therefore, the investment performance of any sub-account is entirely independent of the investment performance of MassMutual’s General Account assets or any other separate account maintained by MassMutual.

The Separate Account is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a unit investment trust. It meets the definition of a “separate account” under the federal securities laws. However, the SEC does not supervise the management or the investment practices or policies of the Separate Account or of MassMutual.

PURCHASE OF SECURITIES BEING OFFERED

Interests in the Separate Account are sold to contract owners as accumulation units. Charges associated with such securities are discussed in the Expenses section of the prospectus. The contract does not offer any special purchase plan or exchange program not discussed in the prospectus.

UNDERWRITING ARRANGEMENTS

MML Distributors, LLC (“MML Distributors”) is the principal underwriter of the contract. MML Distributors is a limited liability corporation. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. MML Distributors is an indirect wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company. No compensation was paid to MML Distributors in 2002 or in 2003.

Commissions will be paid through MML Distributors to agents and brokers. During 2001, 2002 and 2003, commission payments amounted to $99,157, $83,203 and $56,145.93 respectively.

2

MML Distributors does business under different variations of its name; including the name MML Distributors, Limited Liability Company in the states of Ohio and West Virginia.

The contracts are no longer offered for sale. Purchase payments will, however, continue to be accepted under the contracts.

HOW ANNUITY PAYMENTS ARE DETERMINED

The dollar amount of annuity payments and the number of annuity units under deferred contracts in force more than three years are determined in three steps.

FIRST, a purchase rate per $1,000 of accumulated value is determined according to the Progressive Annuity Table (as adjusted for year of birth) using the age on the first payment date, and an assumed interest rate of 3 1/2% per year.

SECOND, the product of the accumulated value (divided by 1,000) and the purchase rate is divided by the value of an annuity unit on the first payment date to determine the number of annuity units in each sub-account. This number remains fixed for the life of the contract except in the case of certain joint annuities or if there is a transfer from one sub-account to another.

THIRD, the dollar amount of each annuity payment is determined by multiplying the number of annuity units by the annuity unit value or values as of the date on which the payment is made. This amount may increase or decrease from payment to payment.

For the annuity payments and reserve values to increase, the earnings of the participation must be at a rate higher than the total charges made against the sub-account plus the assumed interest rate used in constructing the annuity table.

For contracts issued prior to July 1, 1988 adjustments to the Progressive Annuity Table are made by an adjustment of one year in the annuitant’s age for each twenty (20) calendar years in birth date as shown in the following table:

Year of Birth	Adjusted Age
Before 1900	Actual Age +1
1900—1919	Actual Age
1920—1939	Actual Age - 1
1940—1959	Actual Age - 2
1960—1979	Actual Age - 3

Adjustments for years of birth after 1979 are made in a consistent manner.

The same procedure is followed for immediate contracts based on the net purchase payment and the value of an annuity unit on the issue date. If more than one sub-account is to be used to fund an annuity, the procedure would be repeated for each sub-account and annuity payments would be the total of those generated in each sub-account.

For deferred contracts in the income phase under a life annuity option during the first three years after issuance, the accumulated value will be subject to a contingent deferred sales charge.

Upon receipt of an election to exchange all or a portion of the annuity units of one sub-account for those of another, MassMutual will determine the dollar value of the next annuity payment from the first sub-account on

3

its due date, multiply that value by the percentage of the annuity units to be transferred and then credit the applicant with the number of annuity units in the sub-account to which the transfer is being made, which would give an equal dollar value. The number of annuity units equal to that dollar value would then be canceled in the original sub-account. Subsequent payments would reflect the changes in annuity unit values based on the changed number of annuity units in each sub-account.

HOW THE VALUE OF THE DEFERRED CONTRACT IS DETERMINED

The contract value of the deferred contract at any time prior to the commencement of annuity payments can be determined by multiplying the total number of accumulation units credited to the contract in each sub-account by the then current accumulation unit values in each. Each owner will be advised at least semi-annually of the number of accumulation units credited to each contract owned, the current accumulation unit values and the total value of each contract. Accumulation units are valued for each day that shares of the Fund are valued and any contract owner may at any time obtain the most recent values from the Annuity Service Center. Any applicable contingent deferred sales charges for making a full withdrawal of contract value must be deducted from this contract value to determine the amount that would be received upon a full withdrawal.

HOW THE ACCUMULATION UNIT VALUE IS DETERMINED

The value of an accumulation unit in each sub-account was set at $1.00 on the valuation date on which funds were first placed in the sub-account. Generally, a valuation date is any date on which MassMutual and the New York Stock Exchange are open for business. The value of an accumulation unit on any subsequent valuation date is determined by multiplying the value of an accumulation unit on the immediately preceding valuation date by the net investment factor for the valuation period just ended. A valuation period is a period of time between valuation dates.

Before describing how this net investment factor is determined, we would like to refer you to Appendix A of this Statement of Additional Information, where an example is given of how the factor works.

The factor’s purpose is essentially to provide a means of determining the daily fluctuations of the accumulation unit values due to the investment performance of the Fund and any charges made against the sub-account. The actual determination of the net investment factor is as follows.

At each valuation date, a net investment factor for each sub-account is determined from the investment performance of the underlying Portfolio of the Fund for the valuation period just ended. The net investment factor is calculated by dividing (a) by (b) and then subtracting (c), where

(a)  is the net asset value per share of the Portfolio at the end of the valuation period, plus the amount per share of any dividend or capital gain distribution made by the Fund for the Portfolio if the ex-dividend date occurs during the valuation period, minus the amount per Portfolio share of any realized or unrealized capital losses, minus the reserve per Portfolio share for taxes on realized and unrealized capital gains;

(b)  is the net asset value per Portfolio share at the beginning of the valuation period, minus the reserve per Portfolio share for taxes at the beginning of the valuation period;

(c)  is .000020 multiplied by the number of days in the valuation period.

Since the net investment factor may be less than one if the combined capital losses and deductions for any applicable taxes and daily charges exceed the investment income and capital gains, the value of an accumulation unit on any valuation date may be less than the value on the previous valuation date.

4

DISTRIBUTION ON DEATH OF CONTRACT OWNER

The Deficit Reduction Act of 1984 (“DRA”) requires that affected annuity contracts issued after January 18, 1985 contain specific provisions for distribution of the policy proceeds upon the death of the contract owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that contracts provide that if the contract owner dies on or after the retirement date and before the entire interest in the contract has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the contract owner’s death. If the contract owner dies before the retirement date, the entire interest in the contract must generally be distributed within five (5) years after the contract owner’s date of death or be used to purchase an immediate annuity under which payments will begin within one year of the contract owner’s death and will be made for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. If the beneficiary is the contract owner’s surviving spouse, the contract may be continued with the surviving spouse as the new contract owner. Contracts issued after January 18, 1985, contain endorsements intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in contracts issued after January 18, 1985, satisfy all such Code requirements. The provisions contained in contracts issued after January 18, 1985 will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

As a result of the technical corrections to the DRA effective for contracts issued on or after January 19, 1985 (the effective date of the original distribution provision under the DRA), the death of contract owner distribution rules will not apply to annuity contracts under qualified plans, qualified annuities, Keoghs, Tax Sheltered Annuities (“TSAs”) and Individual Retirement Annuities (“IRAs”). (However, these plans are subject to similar required distribution rules.)

For contracts issued on or after April 23, 1987, the following changes apply. Where the contract owner is not an individual, the primary annuitant is considered the holder for purposes of the rules discussed in this section. The primary annuitant is defined as the individual, the events in whose life which are of primary importance in affecting the timing and amount of the payout under the contract. In addition, when an individual is not the contract holder, a change in the primary annuitant is treated as the death of the holder. Finally, in the case of joint contract holders, the distribution rules will be applied at the death of the first of the holders.

VALUING THE UNDERLYING FUND SHARES

The shares of the Funds are valued at net asset value as of the end of each Valuation Period. Each Fund’s custodian provides these values daily. A complete description of the valuation method used in valuing Fund shares may be found in the prospectus of the respective Fund.

FEDERAL TAX MATTERS

General

Note:  The following description is based upon MassMutual’s understanding of current federal income tax law applicable to annuities in general. MassMutual cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. MassMutual does not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

5

Section 72 of the Code governs taxation of annuities in general. An owner is generally not taxed on increases in the value of a contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the portion of the payment that exceeds the cost basis of the contract is subject to tax. For non-qualified contracts, this cost basis is generally the purchase payments, while for qualified contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e., when the total of the excludable amount equals the investment in the contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of tax-qualified arrangements there may be no cost basis in the contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

MassMutual is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from MassMutual, and its operations form a part of MassMutual.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”), adequately diversified. Disqualification of the contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg. 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

MassMutual intends that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

6

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the separate account will cause the owner to be treated as the owner of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner’s ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the separate account resulting in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of the separate account.

Due to the uncertainty in this area, MassMutual reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

Contracts Owned by Other than Natural Persons

Under Section 72(u) of the Code, the investment earnings on premiums for the contracts will be taxed currently to the owner if the owner is a non-natural person, e.g., a corporation or certain other entities. Such contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person or to contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a contract to be owned by a non-natural person.

Tax Treatment of Assignments

An assignment or pledge of a contract may be a taxable event. Owners should therefore consult competent tax advisers if they wish to assign or pledge their contracts.

Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of the owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

7

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions); or d) hardship distributions from a 401(k) plan or a tax-sheltered annuity. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

Tax Treatment of Withdrawals—Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the contract value exceeds aggregate purchase payments made, any amount withdrawn, which is attributable to (1) purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 or (2) purchase payments made in an annuity contract entered into after August 13, 1982, will be treated as coming first from the earnings and then, only as after the income portion is exhausted, as coming from principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the taxpayer; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser for more specific information.

The above information does not apply to qualified contracts. However, separate tax withdrawal penalties and restrictions may apply to such qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

Qualified Plans

The contracts offered herein are designed to be suitable for use under various types of qualified plans. Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into MassMutual’s administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available as described herein. Generally, contracts issued pursuant to qualified plans are not

8

transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by MassMutual in connection with qualified plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

a.  Tax Sheltered Annuities

Section 403(b) of the Code permits certain eligible employers to purchase annuity contracts, known as “Tax-Sheltered Annuities” (“TSAs”) under a Section 403(b) program. Eligible employers are organizations that are exempt from tax under Code Section 501(c)(3) and public educational organizations. Certain contribution limits apply to contributions to a TSA. For contributions made for 2003 and succeeding years, the limits are described in Code Sections 415(c) and 402(g). The Section 402(g) limit for 2004 is $13,000. In addition, certain catch-up contributions may be made by eligible participants age 50 or older. Contributions to a TSA and the earnings thereon are generally not subject to income tax until actually distributed to the employee. Contributions to a TSA may be made as elective deferrals (contributions by an employer pursuant to a salary reduction agreement) or as non-elective contributions or matching contributions by an employer.

The withdrawal of elective deferrals and earnings thereon can only be made when an employee: (1) attains age 59 1/2; (2) has a severance from employment; (3) dies; (4) becomes disabled as defined in Code Section 72(m)(7); or (5) is eligible for a hardship distribution. In the case of a withdrawal on account of a hardship, earnings on elective deferrals cannot be withdrawn. These restrictions do not apply to contract value existing on December 31, 1988, the return of excess contributions and amounts paid to a spouse pursuant to a Qualified Domestic Relations Order. Certain other limitations may apply to a distribution from a TSA. (See “Tax Treatment of Withdrawals—Qualified Contracts”). Pursuant to Revenue Ruling 90-24, an employee may make a partial or full transfer of his/her interest in a TSA or custodial account to another TSA or custodial account. The amount transferred must, however, be subject to the same or more stringent distribution restrictions applicable to the original annuity or custodial account.

Purchasers of contracts for use with TSAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

b.  H.R. 10 Plans

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

c.  Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be

9

contributed to an IRA which will be deductible from the individual’s gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See “Tax Treatment of Withdrawals—Qualified Contracts”). Commencing on January 1, 2002, eligible rollover distributions from an IRA, TSA, tax-qualified plan or a governmental 457(b) deferred compensation plan may be rolled over into another IRA, TSA, tax-qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan. The distribution must meet the requirements of an eligible rollover distribution. Contracts issued for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain information disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Roth IRAs

Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Roth IRA purchase payments are $3,000 for tax years beginning in 2002 through 2004, $4,000 for tax years beginning in 2005 through 2007, and $5,000 for tax years beginning in 2008 and thereafter. In addition, eligible participants age 50 or older have an opportunity to make catch-up contributions, subject to limits contained in the Code. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $3,000 annual limitation applies to all of a taxpayer’s 2004 IRA contributions, including Roth IRA and non-Roth IRA, except in the case of those individuals age 50 or more, for which a higher limit applies.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual’s death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

Purchasers of contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

d.  Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with Corporate Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

10

Tax Treatment of Withdrawals—Qualified Contracts

In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans), 403(b) (Tax-Sheltered Annuities), and 408(b) (Individual Retirement Annuities) and 408A (Roth IRAs). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to an owner or annuitant (as applicable) who has a severance from employment after he has attained age 55; (e) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the owner or annuitant (as applicable) and his or her spouse and dependents if the owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner or annuitant (as applicable) has been re-employed for at least 60 days); (h) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the owner or annuitant (as applicable) for the taxable year; (i) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code); and (j) distributions made on account of an IRS levy made on a qualified retirement plan or IRA. The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a severance from employment.

With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used. The IRS has indicated that a modification will occur if, after the first valuation date there is (i) any addition to the account balance other than gains or losses, (ii) any nontaxable transfer of a portion of the account balance to another retirement plan, or (iii) a rollover by the taxpayer of the amount received resulting in such amount not being taxable. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser or IRS Revenue Ruling 2002-62 for more specific information.

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions do not apply to a Roth IRA during the lifetime of the owner. Required distributions generally must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. Under the 2002 Final and Temporary Regulations issued under Code Section 401(a)(9), required distributions may be made over joint lives or joint life expectancies if your sole designated beneficiary is your spouse who is more than 10 years younger than you. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

11

Section 457(b) Deferred Compensation (“Section 457(b)”) Plans

Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in a Section 457(b) plan of the employer, allowing them to defer part of their salary or other compensation. The amount deferred, and accrued income thereon, will not be taxable until it is paid or otherwise made available to the employee.

The maximum amount that can be deferred under a Section 457(b) plan in any tax year is generally 100% of the employee’s includible compensation, up to $13,000 in 2004 which increases in $1,000 annual increments until it reaches $15,000 in 2006. Includible compensation means earnings for services rendered to the employer which are includible in the employee’s gross income, excluding the contributions under the Section 457(b) plan or a Tax-Sheltered Annuity. Certain catch-up contributions are permitted for eligible participants. The contract purchased is issued to the employer. All contract value in a governmental 457(b) deferred compensation contract must be held for the exclusive benefit of the employee, and payments can only be made in accordance with Section 457(b) plan provisions. Presently, tax-free transfers of assets in a tax-exempt Section 457(b) plan can only be made to another tax-exempt Section 457(b) plan in certain limited cases. This provision will continue to apply to tax-exempt 457(b) deferred compensation plans in years subsequent to 2001. Commencing January 1, 2002, assets in a governmental 457(b) deferred compensation plan can be rolled over into another such plan, or a tax-qualified plan, TSA or IRA, if permitted by the plan.

Purchasers of contracts for use with Section 457 plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

EXPERTS

The financial statements included in this Statement of Additional Information for Panorama® Separate Account and the audited statutory statements of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 2003 and 2002, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the years ended December 31, 2003, 2002, and 2001 included elsewhere in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement (which report on Massachusetts Mutual Life Insurance Company expresses an unqualified opinion and includes explanatory paragraphs referring to the use of statutory accounting practices and the adoption, effective January 1, 2001, of certain statutory accounting practices as a result of the Commonwealth of Massachusetts Division of Insurance’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual and to the adoption, effective January 1, 2003, of Statement of Statutory Accounting Principles No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions,” which practices differ from accounting principles generally accepted in the United States of America) and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.

12

APPENDIX A

GENERAL FORMULAE

(1)	Hypothetical Example of the Calculation of the Accumulation Unit Value for a Sub-Account.

Assume that the accumulation unit value of a sub-account at the beginning of a valuation period was $1.135000 and that the valuation period was a day. Suppose that at the end of that day the net asset value per fund share is $1.250000 and that there is a capital gain of $.000066 per fund share and a capital loss per fund share of $.000003 for that day, and that the reserve per fund share for taxes is $.000020 at the end of that day. Also assume that at the beginning of the valuation period the net asset value per fund share was $1.249536 and the reserve per fund share was $.000002.

The net investment factor for the sub-account for this valuation period would be:

1.250000 + 000066 - 000003 - 000020 1.249536—000002	-	.000020 = 1.000387

The accumulation unit value at the end of the valuation period would be equal to the value at the beginning of the period ($1.135000 multiplied by the net investment factor for the period (1.000387), which is $1.135439.

(2)	General Formulae for Computing the Amounts of the Monthly Annuity Payments under Deferred Contracts.

Number of Annuity Units =	Accumulated Value on the Maturity Date divided by 1,000 × Purchase Rate Annuity Unit Value on the Maturity Date

Annuity Unit Value =	Value of Annuity Unit on Preceding Valuation Date ×	Net Investment Factor for The Preceding Valuation Period 1.00 plus rate of interest for number of days in current Valuation Period at 3.5% yearly rate.

Dollar Amount of = Annuity Payment	Number of Annuity Units in × each Sub-Account	Annuity Unit Value on Payment Date in each Sub-Account

The determination of the Annuity Unit value and the annuity payment may be illustrated by the following hypothetical example.

Assume that the accumulation value is $34,500. The annuitant is 70 years old on the first payment date, and the date of birth is 1907. He desires a straight life variable annuity, using one sub-account.

As described under “How are immediate contract annuity payments determined?”, the age 70 rate ($6.37/thousand) is used. It is unadjusted for year of birth since the year of birth is between 1900 and 1919.

If the value of a sub-account annuity unit on the date of issue is $1.100000, then the number of annuity units is 6.37 times 34.5 divided by $1.100000 or 199.786.

Assume that the sub-account net investment factor for the valuation period preceding the Valuation Date at which an annuity payment is being calculated is 1.000179. Suppose the Annuity Unit value on the preceding

13

Valuation Date is $1.105000. The product of the net investment factor and this Annuity Unit value is $1.105198. This is then divided by 1.000094 which is 1.00 plus the rate of interest for a one day valuation period to neutralize the assumed investment rate of 3.5% per annum already taken into account in determining the number of Annuity Units, producing a current Annuity Unit value of $1.105094.

The current monthly payment is then determined by multiplying the fixed number of Annuity Units by the current Annuity Unit value or 199.786 times $1.105094, which produces a current monthly payment of $220.78.

This process would be repeated for each sub-account if more than one were to be used and the amounts arrived at would be totaled.

(3)	General Formulae and Hypothetical Illustration of Additional Benefit under Option C Unit Refund Life Annuity.

Following the annuitant’s death, the designated beneficiary will receive an additional payment under Option C of the then dollar value of a number of Annuity Units equal to (a) minus (b), if such difference is positive where:

(a)	=	Accumulated Value on the Maturity Date Annuity Unit Value on the Maturity Date

(b)	=	number of Annuity Units represented by each monthly annuity payment made × number of monthly payments made

For example, if $10,000 were applied to the purchase of an annuity under this option, the value of an Annuity Unit was $2.00 on the date applied, the number of Annuity Units represented by each monthly payment was 30.5, 10 monthly payments were made prior to the date of death, and the value of an Annuity Unit on the valuation date following receipt of proof of the annuitant’s death was $2.05, the amount paid to the beneficiary would be $9,624.75 computed as follows:

{($10,000 : $2.00) - (30.5 × 10)} × $2.05 =
(5,000 - 305) × $2.05 =
4,695 × $2.05 =	$9,624.75

14

Independent Auditors’ Report

To the Board of Directors and Contract Owners of Massachusetts Mutual Life Insurance Company

Springfield, Massachusetts

We have audited the accompanying statement of assets and liabilities of each of the sub-accounts of the Panorama® Separate Account (“the Account”) as of December 31, 2003, the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period ended December 31, 2003. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2003 by correspondence with investment companies. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account as of December 31, 2003, the results of its operations for the year then ended and its changes in net assets for each of the two years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York

February 17, 2004

Panorama® Separate Account

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

	MML Equity Index Sub-Account	MML OTC 100 Sub-Account	MML Small Cap Equity Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Money Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT EAFE® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account
ASSETS
Investments
Number of shares (Note 2)	188,570	136,051	207,214	45,689	2,619,475	141,467	120,231	21,114,137	47,969,364	148,111,346	45,060	93,649

Identified cost (Note 3B)	$2,621,690	$486,627	$1,942,483	$1,712,104	$29,079,035	$4,961,054	$2,632,062	$21,114,137	$111,018,823	$229,012,491	$323,981	$1,013,512

Value (Note 3A)	$2,585,299	$512,136	$2,308,929	$1,677,258	$29,914,399	$4,908,908	$3,015,395	$21,114,137	$83,466,694	$185,139,183	$369,946	$1,146,269

Dividends receivable	-	-	-	-	-	-	-	3,909	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	280	38	15	-	-	-	-	-	-	-	80	-

Total assets	2,585,579	512,174	2,308,944	1,677,258	29,914,399	4,908,908	3,015,395	21,118,046	83,466,694	185,139,183	370,026	1,146,269

LIABILITIES
Annuitant mortality fluctuation reserve (Note 3D)	-	-	-	-	6,228	-	-	7,682	24,619	47,503	-	-
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	22	51,332	79	43	6,580	90,930	30,341	-	43

Total liabilities	-	-	-	22	57,560	79	43	14,262	115,549	77,844	-	43

NET ASSETS	$2,585,579	$512,174	$2,308,944	$1,677,236	$29,856,839	$4,908,829	$3,015,352	$21,103,784	$83,351,145	$185,061,339	$370,026	$1,146,226

Net Assets:

Accumulation units-value	$2,585,579	$512,174	$2,308,944	$1,677,236	$29,638,062	$4,908,829	$3,015,352	$20,854,268	$82,535,275	$183,430,890	$370,026	$1,146,226

Annuity reserves (Note 3E)	-	-	-	-	218,777	-	-	249,516	815,870	1,630,449	-	-

Net assets	$2,585,579	$512,174	$2,308,944	$1,677,236	$29,856,839	$4,908,829	$3,015,352	$21,103,784	$83,351,145	$185,061,339	$370,026	$1,146,226

Outstanding units (Notes 7 and 8)
Contract owners	3,051,050	889,599	1,947,951	2,814,343	4,926,706	6,125,553	3,084,147	7,090,765	8,055,314	28,314,327	468,537	1,005,442

NET ASSET VALUE (Note 8)
December 31, 2003	$0.85	$0.58	$1.19	$0.60	$6.06	$0.80	$0.98	$2.98	$10.35	$6.54	$0.79	$1.14
December 31, 2002	0.67	0.39	0.91	0.48	5.72	0.62	0.69	2.97	8.22	5.44	0.60	0.78

See Notes to Financial Statements.

Panorama® Separate Account

STATEMENT OF OPERATIONS

For The Year Ended December 31, 2003

	MML Equity Index Sub-Account	MML OTC 100 Sub-Account	MML Small Cap Equity Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Money Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT EAFE ® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account
Investment Income

Dividends (Note 3B)	$29,978	$-	$3,847	$-	$1,786,472	$15,622	$18,086	$193,020	$862,732	$5,789,817	$12,851	$5,766

Expenses

Mortality and expense risk fees (Note 4)	15,328	2,731	14,246	10,658	231,699	30,632	17,417	176,747	548,610	1,283,100	2,184	5,222

Net investment income (loss) (Note 3C)	14,650	(2,731)	(10,399)	(10,658)	1,554,773	(15,010)	669	16,273	314,122	4,506,717	10,667	544

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(90,232)	(40,967)	(3,724)	(338,894)	(174,211)	(214,439)	(198,400)	-	(6,500,936)	(12,090,660)	(19,125)	(28,401)

Change in net unrealized appreciation/depreciation of investments	594,518	185,999	534,248	650,034	471,743	1,349,510	1,068,409	-	23,770,186	40,212,600	97,639	290,169

Net gain (loss) on investments	504,286	145,032	530,524	311,140	297,532	1,135,071	870,009	-	17,269,250	28,121,940	78,514	261,768

Net increase (decrease) in net assets resulting from operations	$518,936	$142,301	$520,125	$300,482	$1,852,305	$1,120,061	$870,678	$16,273	$17,583,372	$32,628,657	$89,181	$262,312

See Notes to Financial Statements.

Panorama® Separate Account

STATEMENT OF CHANGES IN NET ASSETS

For The Year Ended December 31, 2003

	MML Equity Index Sub-Account	MML OTC 100 Sub-Account	MML Small Cap Equity Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Money Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT EAFE® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account
Increase (decrease) in net assets

Operations:

Net investment income (loss)	$14,650	$(2,731)	$(10,399)	$(10,658)	$1,554,773	$(15,010)	$669	$16,273	$314,122	$4,506,717	$10,667	$544

Net realized gain (loss) on investments	(90,232)	(40,967)	(3,724)	(338,894)	(174,211)	(214,439)	(198,400)	-	(6,500,936)	(12,090,660)	(19,125)	(28,401)

Change in net unrealized appreciation/depreciation of investments	594,518	185,999	534,248	650,034	471,743	1,349,510	1,068,409	-	23,770,186	40,212,600	97,639	290,169

Net increase (decrease) in net assets resulting from operations	518,936	142,301	520,125	300,482	1,852,305	1,120,061	870,678	16,273	17,583,372	32,628,657	89,181	262,312

Capital transactions: (Note 7)

Net contract payments	70,937	29,853	36,567	72,581	488,914	152,028	111,901	531,969	2,007,715	2,624,998	19,437	30,998

Withdrawal of funds	(230,240)	(35,911)	(180,684)	(254,799)	(3,511,292)	(375,194)	(388,807)	(6,965,651)	(8,152,171)	(22,344,594)	(39,918)	(155,002)

Death benefits paid	-	-	(3,247)	(1,472)	(442,610)	(3,202)	(2,995)	(133,267)	(179,076)	(1,131,941)	(2,609)	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(157)	15	(1,287)	61	13	(491)	(1,288)	152	61	(3,198)	4	39

Net credit to annuitant mortality fluctuation reserve	-	-	-	-	(11,603)	-	-	6,550	(650)	(55,578)	-	-

Annuity benefit payments	-	-	-	-	(27,281)	-	-	(39,208)	(120,135)	(195,827)	-	-

Sub-Account transfers	504,663	119,172	117,384	271,425	(714,263)	417,601	219,771	121,079	(476,061)	(1,025,507)	26,071	418,665

Net increase (decrease) in net assets resulting from capital transactions	345,203	113,129	(31,267)	87,796	(4,218,122)	190,742	(61,418)	(6,478,376)	(6,920,317)	(22,131,647)	2,985	294,700

Total increase (decrease)	864,139	255,430	488,858	388,278	(2,365,817)	1,310,803	809,260	(6,462,103)	10,663,055	10,497,010	92,166	557,012

NET ASSETS, at beginning of the year	1,721,440	256,744	1,820,086	1,288,958	32,222,656	3,598,026	2,206,092	27,565,887	72,688,090	174,564,329	277,860	589,214

NET ASSETS, at end of the year	$2,585,579	$512,174	$2,308,944	$1,677,236	$29,856,839	$4,908,829	$3,015,352	$21,103,784	$83,351,145	$185,061,339	$370,026	$1,146,226

See Notes to Financial Statements.

Panorama® Separate Account

STATEMENT OF CHANGES IN NET ASSETS

For The Year Ended December 31, 2002

	MML Equity Index Sub-Account	MML OTC 100 Sub-Account	*MML Small Cap Equity Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Money Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	**Scudder VIT EAFE® Equity Index Sub-Account	**Scudder VIT Small Cap Index Sub-Account
Increase (decrease) in net assets

Operations:

Net investment income (loss)	$7,361	$(1,708)	$(8,210)	$(52)	$2,007,098	$(5,163)	$(4,660)	$209,510	$251,129	$5,879,398	$2,937	$697

Net realized gain (loss) on investments	(68,524)	(18,518)	(26,084)	(441,792)	(342,780)	(754,052)	(302,208)	-	(9,907,351)	(20,632,928)	(40,305)	(8,110)

Change in net unrealized appreciation/ depreciation of investments	(453,570)	(97,660)	(232,110)	(84,502)	821,987	(722,382)	(361,343)	-	(9,501,240)	(20,787,568)	(14,210)	(149,680)

Net increase (decrease) in net assets resulting from operations	(514,733)	(117,886)	(266,404)	(526,346)	2,486,305	(1,481,597)	(668,211)	209,510	(19,157,462)	(35,541,098)	(51,578)	(157,093)

Capital transactions: (Note 7)

Net contract payments	126,905	28,252	146,765	106,475	942,992	516,547	259,584	1,032,835	1,971,945	3,043,858	21,167	31,190

Withdrawal of funds	(129,115)	(12,228)	(169,686)	(229,642)	(5,701,008)	(552,258)	(299,900)	(9,896,991)	(11,207,162)	(35,259,463)	(39,576)	(27,687)

Death Benefits paid	-	-	-	-	(407,764)	(29,883)	(15,347)	(728,617)	(451,761)	(1,263,641)	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(20)	(171)	(69)	(317)	43,943	3,281	(547)	(761)	(12,759)	(17,573)	(131)	(401)

Net Credit to annuitant mortality fluctuation reserve (Note 3D)	-	-	-	-	(6,422)	-	-	(16,935)	(8,702)	(110,266)	-	-

Withdrawal due to Administrative and contingent deferred sales charge	-	-	-	-	-	-	-	-	-	-	-	-

Annuity benefit payments	-	-	-	-	(28,899)	-	-	(35,250)	(86,540)	(224,252)	-	-

Sub-Account transfers	194,982	72,247	476,273	8,587	3,867,983	345,695	331,666	6,661,856	(4,644,374)	(7,740,242)	127,650	297,677

Net increase (decrease) in net assets resulting from capital transactions	192,752	88,100	453,283	(114,897)	(1,289,175)	283,382	275,456	(2,983,863)	(14,439,353)	(41,571,579)	109,110	300,779

Total increase (decrease)	(321,981)	(29,786)	186,879	(641,243)	1,197,130	(1,198,215)	(392,755)	(2,774,353)	(33,596,815)	(77,112,677)	57,532	143,686

NET ASSETS, at beginning of the year	2,043,421	286,530	1,633,207	1,930,201	31,025,526	4,796,241	2,598,847	30,340,240	106,284,905	251,677,006	220,328	445,528

NET ASSETS, at end of the year	$1,721,440	$256,744	$1,820,086	$1,288,958	$32,222,656	$3,598,026	$2,206,092	$27,565,887	$72,688,090	$174,564,329	$277,860	$589,214

*	Prior to May 1, 2002, the MML Small Cap Equity Sub-Account was called MML Small Cap Value Equity Sub-Account.
**	Prior to May 1, 2002, the Scudder VIT Small Cap Index Sub-Account and the Scudder VIT EAFE® Equity Index Sub-Account were called Deutsche VIT Small Cap Index Sub-Account and Deutsche VIT EAFE® Equity Index Sub-Account, respectively.

See Notes to Financial Statements.

Panorama® Separate Account

Notes To Financial Statements

1.	HISTORY

Panorama Separate Account (the “Separate Account”) is a separate investment account of Massachusetts Mutual Life Insurance Company (“MassMutual”). The Separate Account is used exclusively for MassMutual’s Individual Deferred and Immediate Variable Annuity Contracts with single or periodic purchase payments.

The Separate Account operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of the Separate Account are clearly identified and distinguished from MassMutual’s other assets and liabilities. The Panorama Separate Account assets are not chargeable with liabilities arising out of any other business MassMutual may conduct.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

The Separate Account consists of twelve Sub-Accounts. Each Sub-Account invests in shares of either the MML Series Investment Fund (“MML Trust”), Oppenheimer Variable Account Funds (“Oppenheimer Funds”), Panorama Series Fund, Inc. (“Panorama Fund”) or Scudder Investment VIT Funds (“Scudder Investment”) (Prior to May 1, 2003, Scudder Investment VIT Funds was known as Deutsche Asset Management VIT Funds).

MML Trust is an open-end, management investment company registered under the 1940 Act with three of its separate series available to the Separate Account’s contract owners: MML Equity Index Fund, MML OTC 100 Fund, and MML Small Cap Equity Fund (prior to May 1, 2002, this fund was called MML Small Cap Value Equity Fund). MassMutual serves as investment adviser of each of the MML Funds pursuant to an investment management agreement. David L. Babson & Company Inc. (“Babson”), a controlled subsidiary of MassMutual, serves as the sub-adviser to the MML Small Cap Equity Fund. MassMutual has entered into a sub-advisory agreement with Northern Trust Investments, Inc. (“Northern Trust”) whereby Northern Trust manages the investments of the MML Equity Index Fund and the MML OTC 100 Fund. Prior to January 31, 2003, Deutsche Asset Management, Inc. served as sub-adviser to these Funds.

Oppenheimer Funds is an open-end, management investment company registered under the 1940 Act, with five of its Funds available to Separate Account’s contract owners: Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Bond Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/VA, and Oppenheimer Money Fund/VA.

Panorama Fund is an open-end, management investment company registered under the 1940 Act, with two of its Portfolios available to Separate Account’s contract owners: Panorama Growth Portfolio and Panorama Total Return Portfolio.

OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as the investment adviser to the Oppenheimer Funds and Panorama Fund.

Scudder Investment is an investment company registered under the 1940 Act with two of its Funds available to the Separate Account’s contract owners: Scudder VIT EAFE® Equity Index Fund (prior to May 1, 2002, this Fund was called Deutsche VIT EAFE® Equity Index Fund) and Scudder VIT Small Cap Index Fund (prior to May 1, 2002, this Fund was called Deutsche VIT Small Cap Index Fund). Deutsche Asset Management, Inc. (“DeAM”) serves as the investment adviser to the Funds. Prior to May 1, 2001, Bankers Trust Company, an affiliate of DeAM, served as the investment adviser to the Funds. Northern Trust Investments Inc., serves as sub-adviser to these Funds.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereinafter referred to as “generally accepted accounting principles”).

A.	Investment Valuation

Investments in MML Trust, Oppenheimer Funds, Panorama Fund and Scudder Investment are each stated at market value which is the net asset value per share of each of the respective underlying Funds/Portfolios.

Notes To Financial Statements (Continued)

B.	Accounting for Investments

Investment transactions are accounted for on the trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date.

C.	Federal Income Taxes

Operations of the Separate Account form a part of the total operations of MassMutual and the Separate Account is not taxed separately. MassMutual is taxed as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Separate Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Annuitant Mortality Fluctuation Reserve

The Separate Account maintains a reserve as required by regulatory authorities to provide for mortality losses incurred. The reserve is increased quarterly for mortality gains and its proportionate share of any increases in value. The reserve is charged quarterly for mortality losses and its proportionate share of any decreases in value. Transfers to or from MassMutual are then made quarterly to adjust the Separate Account. Net transfers from the Separate Account to MassMutual totaled $48,316 and $120,500 for the years ended December 31, 2003 and 2002. The reserve is subject to a maximum of 3% of the Separate Account’s annuity reserves. Any mortality losses in excess of this reserve will be borne by MassMutual. The reserve is not available to owners of contracts except to the extent necessary to cover mortality losses under the contracts.

E.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the 1971 Individual Annuity Mortality Table of the 1983 Individual Annuity Mortality Table (a), depending on the year of issue.

F.	Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	CHARGES

On immediate contracts (contracts in which annuity payments commence immediately), deductions for sales charges and premium taxes on contracts issued to residents of certain states, are made from contract payments at the time of purchase. This is in addition to a one-time policy fee of $70.

All deferred contracts (contracts in which annuity payments commence in the future) are subject to the annual maintenance charge (currently $40) and the transaction charge (currently $10.) The maintenance charge is made to cover the administrative costs while the transaction charge is designed to offset the costs of processing requests for transfers of the accumulated value of a contract among sub-accounts during the accumulation period, and requests for partial redemptions. The transaction charge may be waived if certain withdrawal criteria are met.

For assuming mortality and expense risks, MassMutual deducts a charge equal, on an annual basis, to .73% of the daily net asset value of the Separate Account’s assets.

The mortality risk is a risk that the group of lives MassMutual insures may, on average, live for shorter periods of time than MassMutual estimated. The mortality risk is fully borne by MassMutual and may result in additional amounts being transferred in the Separate Account by MassMutual to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to MassMutual.

Notes To Financial Statements (Continued)

5.	DISTRIBUTION AGREEMENTS

MML Distributors, LLC (“MML Distributors”), a direct subsidiary of MassMutual, serves as principal underwriter of the contracts pursuant to an underwriting and servicing agreement among MML Distributors, MassMutual and Panorama Separate Account. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the contracts.

MML Investors Services, Inc. (“MMLISI”) serves as co-underwriter of the contracts pursuant to underwriting and servicing agreements among MMLISI, MassMutual and Panorama Separate Account. MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the contracts as authorized variable contract agents under applicable state insurance laws.

Pursuant to underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the contracts are paid by MassMutual on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their actions as underwriters of the contracts.

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2003 were as follows:

	MML Equity Index Sub-Account	MML OTC 100 Sub-Account	MML Small Cap Equity Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account

Cost of purchases	$568,179	$158,775	$315,533	$559,965	$2,962,820	$786,997

Proceeds from sales	(208,408)	(48,250)	(356,893)	(482,470)	(5,597,069)	(610,689)

	Oppenheimer Global Securities Sub-Account	Oppenheimer Money Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT EAFE® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account

Cost of purchases	$338,411	$2,202,433	$2,254,612	$6,588,553	$73,793	$443,910

Proceeds from sales	(399,024)	(8,759,417)	(8,768,715)	(24,288,087)	(60,225)	(148,585)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2003 were as follows:

December 31, 2003	MML Equity Index Sub-Account	MML OTC 100 Sub-Account	MML Small Cap Equity Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account

Units purchased	95,141	60,082	34,536	137,863	119,428	221,881

Units withdrawn	(321,211)	(67,373)	(187,093)	(509,006)	(668,504)	(542,943)

Units transferred between Sub-Accounts	694,272	238,885	99,124	488,895	(117,985)	610,126

Net increase (decrease)	468,202	231,594	(53,433)	117,752	(667,061)	289,064

December 31, 2003 (Continued)	Oppenheimer Global Securities Sub-Account	Oppenheimer Money Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT EAFE® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account

Units purchased	145,398	262,547	313,028	713,400	30,083	33,145

Units withdrawn	(535,395)	(2,384,930)	(944,437)	(4,016,466)	(61,027)	(179,863)

Units transferred between Sub-Accounts	270,418	40,752	(64,158)	(198,091)	33,711	400,861

Net increase (decrease)	(119,579)	(2,081,631)	(695,567)	(3,501,157)	2,767	254,143

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

December 31, 2002	MML Equity Index Sub-Account	MML OTC 100 Sub-Account	MML Small Cap Equity Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account

Units purchased	161,445	59,242	148,609	187,139	176,298	709,691

Units withdrawn	(175,526)	(24,042)	(170,290)	(395,310)	(1,125,809)	(839,005)

Units transferred between Sub-Accounts	237,040	168,051	451,296	10,066	716,414	317,753

Net increase (decrease)	222,959	203,251	429,615	(198,105)	(233,097)	188,439

December 31, 2002 (Continued)	Oppenheimer Global Securities Sub-Account	Oppenheimer Money Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT EAFE® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account

Units purchased	312,157	348,728	212,057	516,923	30,170	34,515

Units withdrawn	(393,522)	(3,583,231)	(1,234,193)	(6,277,204)	(57,584)	(28,629)

Units transferred between Sub-Accounts	367,803	2,246,196	(525,260)	(1,387,111)	205,727	297,542

Net increase (decrease)	286,438	(988,307)	(1,547,396)	(7,147,392)	178,313	303,428

Notes To Financial Statements (Continued)

8.	UNIT VALUES

A.	A summary of units outstanding (year 2003-total units; prior years-accumulation units), unit values, investment income ratios (2003-gross investment income; prior years-net investment income) expense ratios, excluding expenses of the underlying funds and total return ratios, for each of the five years in the period ended December 31, 2003 follows:

	Units			Investment Income Ratio	Expense Ratio	Total Return
		Net Assets
		Unit Value	Amount
MML Equity Index Sub-Account

December 31,

2003	3,051,050	$0.85	$2,585,579	1.42%	0.73%	27.15%

2002	2,582,848	0.67	1,721,440	0.39%	0.73%	(23.00)%

2001*	2,359,889	0.87	2,043,421	0.73%	0.73%	(13.41)%

MML OTC 100 Sub-Account

December 31,

2003	889,599	0.58	512,174	-	0.73%	47.55%

2002	658,005	0.39	256,744	(0.73)%	0.73%	(38.00)%

2001*	454,754	0.63	286,530	(0.69)%	0.73%	(36.99)%

MML Small Cap Equity Sub-Account

December 31,

2003	1,947,951	1.19	2,308,944	0.20%	0.73%	30.34%

2002	2,001,384	0.91	1,820,086	(0.47)%	0.73%	(12.00)%

2001*	1,571,769	1.04	1,633,207	0.10%	0.73%	3.91%

Oppenheimer Aggressive Growth Sub-Account

December 31,

2003	2,814,343	0.60	1,677,236	-	0.73%	24.68%

2002	2,696,591	0.48	1,288,958	0.00%	0.73%	(28.36)%

2001*	2,894,696	0.67	1,930,201	12.61%	0.73%	(33.32)%

Oppenheimer Bond Sub-Account

December 31,

2003	4,926,706	6.06	29,856,839	5.63%	0.73%	6.00%

2002	5,593,767	5.72	32,222,656	6.46%	0.73%	8.33%

2001	5,826,864	5.28	31,025,526	6.86%	0.73%	7.00%

2000	6,366,563	4.93	31,678,815	8.74%	0.73%	5.33%

1999	10,641,643	4.68	50,124,049	4.65%	0.73%	(2.23)%

Oppenheimer Capital Appreciation Sub-Account

December 31,

2003	6,125,553	0.80	4,908,829	0.37%	0.73%	29.99%

2002	5,837,490	0.62	3,598,026	(0.12)%	0.73%	(27.06)%

2001*	5,649,051	0.85	4,796,241	5.94%	0.73%	(15.10)%

Oppenheimer Global Securities Sub-Account

December 31,

2003	3,084,147	0.98	3,015,352	0.76%	0.73%	41.98%

2002	3,203,726	0.69	2,206,092	(0.18)%	0.73%	(22.70)%

2001*	2,917,288	0.89	2,598,847	9.36%	0.73%	(10.91)%

*	Commenced operations

Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)

	Units			Investment Income Ratio	Expense Ratio	Total Return
		Net Assets
		Unit Value	Amount
Oppenheimer Money Sub-Account

December 31,

2003	7,090,765	2.98	$21,103,784	0.80%	0.73%	0.06%

2002	9,172,397	2.97	27,565,887	0.73%	0.73%	0.68%

2001	10,160,704	2.95	30,340,240	3.07%	0.73%	3.10%

2000	11,091,772	2.86	32,157,090	5.18%	0.73%	5.38%

1999	16,361,801	2.72	44,869,192	4.12%	0.73%	4.21%

Panorama Growth Sub-Account

December 31,

2003	8,055,314	10.35	83,351,145	1.15%	0.73%	25.89%

2002	8,750,881	8.22	72,688,090	0.28%	0.73%	(19.56)%

2001	10,298,277	10.22	106,284,905	0.56%	0.73%	(11.26)%

2000	12,627,372	11.51	146,675,146	30.14%	0.73%	(13.29)%

1999	24,563,802	13.28	327,764,499	4.60%	0.73%	(4.46)%

Panorama Total Return Sub-Account

December 31,

2003	28,314,327	6.54	185,061,339	3.29%	0.73%	20.22%

2002	31,815,485	5.44	174,564,329	2.84%	0.73%	(15.07)%

2001	38,962,877	6.40	251,677,006	3.86%	0.73%	(7.62)%

2000	48,152,721	6.93	336,334,761	17.48%	0.73%	(3.21)%

1999	89,191,335	7.16	641,558,620	6.67%	0.73%	(2.25)%

Scudder VIT EAFE® Equity Index Sub-Account

December 31,

2003	468,537	0.79	370,026	4.29%	0.73%	32.38%

2002	465,770	0.60	277,860	1.40%	0.73%	(22.17)%

2001*	287,457	0.77	220,328	(0.70)%	0.73%	(23.35)%

Scudder VIT Small Cap Index Sub-Account

December 31,

2003	1,005,442	1.14	1,146,226	0.80%	0.73%	45.36%

2002	751,299	0.78	589,214	0.12%	0.73%	(21.21)%

2001*	447,871	0.99	445,528	7.28%	0.73%	(0.53)%

*	Commenced operations

B.	The Separate Account is assessed expense charges, including Mortality and Expense risk charges and Annual Maintenance charges. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all policies contained within the Separate Account.

Mortality and Expense Risk Charges:

Mass Mutual will make deductions, for all contract years, equal to 0.73% on an annual basis of daily net asset value for mortality and expense risks undertaken by MassMutual.

These charges are a reduction in unit values.

Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)

Annual Maintenance Charge:

An annual maintenance charge ranging from $40 to $60 may be deducted from the contract’s value each contract year. This charge is deducted from deferred contracts at the end of each contract year or on full withdrawal of the deferred contract value. This charge is used to reimburse MassMutual for providing administrative service to deferred contracts and maintaining contractowners records. These expenses are included in “withdrawal of funds” in the accompanying statements of changes in net assets.

These charges are a redemption of units.

Independent Auditors' Report

To the Board of Directors and Policyholders of
Massachusetts Mutual Life Insurance Company:

We have audited the accompanying statutory statements of financial position of
Massachusetts Mutual Life Insurance Company (the "Company") as of December 31,
2003 and 2002, and the related statutory statements of income, changes in policyholders' contingency reserves, and cash flows for the years ended
December 31, 2003, 2002 and 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company has prepared these statutory financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters discussed in the preceding paragraphs, the statutory financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Massachusetts Mutual
Life Insurance Company as of December 31, 2003 and 2002, or the results of its operations and its cash flows for the years ended December 31, 2003, 2002 and
2001.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of Massachusetts
Mutual Life Insurance Company at December 31, 2003 and 2002, and the results of its operations and its cash flows for the years ended December 31, 2003, 2002 and 2001, on the basis of accounting described in Note 2.

As discussed in Note 3 to the statutory financial statements, effective January
1, 2001, the Company adopted certain statutory accounting practices as a result of the Commonwealth of Massachusetts Division of Insurance's adoption of the
National Association of Insurance Commissioners' Accounting Practices and
Procedures Manual. In addition, effective January 1, 2003, the Company adopted
Statement of Statutory Accounting Principles No. 86, "Accounting for Derivative
Instruments and Hedging, Income Generation, and Replication (Synthetic Asset)
Transactions."

DELOITTE & TOUCHE LLP

March 5, 2004

                                     FF-1

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

                                                              December 31,
                                                              2003    2002
                                                              ----    ----
                                                              (In Millions)
   Assets:

   Bonds.................................................... $32,567 $27,782
   Common stocks............................................     733     649
   Mortgage loans...........................................   7,643   7,048
   Policy loans.............................................   6,564   6,253
   Real estate..............................................   1,867   1,844
   Other investments........................................   4,982   4,315
   Cash and short-term investments..........................   6,535   8,178
                                                             ------- -------

   Total invested assets....................................  60,891  56,069
   Accrued investment income................................     775     843
   Other assets.............................................   1,135   1,411
                                                             ------- -------
                                                              62,801  58,323
   Separate account assets..................................  22,943  16,439
                                                             ------- -------
   Total assets............................................. $85,744 $74,762
                                                             ======= =======

   Liabilities:

   Policyholders' reserves.................................. $47,190 $43,756
   Deposit fund balances....................................   4,791   3,913
   Policyholders' dividends.................................   1,121   1,202
   Policyholders' claims and other benefits.................     228     260
   Federal income taxes.....................................     104     334
   Asset valuation reserves.................................     888     489
   Other liabilities........................................   2,228   2,286
                                                             ------- -------
                                                              56,550  52,240
   Separate account liabilities.............................  22,912  16,417
                                                             ------- -------
   Total liabilities........................................  79,462  68,657

   Policyholders' contingency reserves......................   6,282   6,105
                                                             ------- -------

   Total liabilities and policyholders' contingency reserves $85,744 $74,762
                                                             ======= =======

                 See Notes to Statutory Financial Statements.

                                     FF-2

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF INCOME

                                                                    Years Ended December 31,
                                                                     2003     2002     2001
                                                                     ----     ----     ----
                                                                         (In Millions)
Revenue:

Premium income.................................................... $12,152  $10,301  $10,386
Net investment income.............................................   3,870    3,755    3,586
Reserve adjustments on reinsurance ceded..........................      24       34     (297)
Fees and other income.............................................     215      203      196
                                                                   -------  -------  -------

Total revenue.....................................................  16,261   14,293   13,871
                                                                   -------  -------  -------

Benefits and expenses:

Policyholders' benefits and payments..............................   7,110    6,579    7,033
Addition to policyholders' reserves and funds.....................   6,087    4,720    3,907
Operating expenses................................................     863      715      568
Commissions.......................................................     548      432      348
State taxes, licenses and fees....................................     113       93       99
                                                                   -------  -------  -------

Total benefits and expenses.......................................  14,721   12,539   11,955
                                                                   -------  -------  -------

Net gain from operations before dividends and federal income taxes   1,540    1,754    1,916

Dividends to policyholders........................................   1,098    1,163    1,097
                                                                   -------  -------  -------

Net gain from operations before federal income taxes..............     442      591      819

Federal income taxes (benefit)....................................    (122)    (138)     122
                                                                   -------  -------  -------

Net gain from operations..........................................     564      729      697

Net realized capital (losses) gains...............................    (190)     664      123
                                                                   -------  -------  -------

Net income........................................................ $   374  $ 1,393  $   820
                                                                   =======  =======  =======

                 See Notes to Statutory Financial Statements.

                                     FF-3

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN POLICYHOLDERS' CONTINGENCY RESERVES

                                                                               Years Ended December 31,
                                                                                2003     2002    2001
                                                                                ----     ----    ----
                                                                                    (In Millions)

Policyholders' contingency reserves, beginning of year, as previously reported $6,105   $5,151  $3,836
Cumulative effect of the change in statutory accounting principles............      -        -     981
                                                                               ------   ------  ------

Policyholders' contingency reserves, beginning of year, as adjusted...........  6,105    5,151   4,817

Increase (decrease) due to:

Net income....................................................................    374    1,393     820
Change in net unrealized capital gains (losses)...............................    120     (456)   (491)
Change in asset valuation reserves............................................   (398)     202     202
Change in non-admitted assets.................................................   (238)    (146)   (210)
Change in reserve valuation bases.............................................      -      (57)      -
Change in net deferred income taxes...........................................     81       19      23
Issuance of surplus notes.....................................................    250        -       -
Other.........................................................................    (12)      (1)    (10)
                                                                               ------   ------  ------

Net increase..................................................................    177      954     334
                                                                               ------   ------  ------

Policyholders' contingency reserves, end of year.............................. $6,282   $6,105  $5,151
                                                                               ======   ======  ======

                 See Notes to Statutory Financial Statements.

                                     FF-4

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

                                                                               Years Ended December 31,
                                                                               2003      2002      2001
                                                                               ----      ----      ----
                                                                                     (In Millions)
Cash flows from operating activities:

Net income.................................................................. $    374  $  1,393  $    820
Addition to policyholders' reserves and policy benefits, net of transfers to
 separate accounts..........................................................    3,368     3,548     2,746
Change in accrued investment income.........................................       68       (57)      (58)
Change in federal income tax payable........................................     (230)     (340)      (66)
Net realized capital losses (gains).........................................      190      (664)     (123)
Other.......................................................................      (84)      614       196
                                                                             --------  --------  --------

Net cash provided by operating activities...................................    3,686     4,494     3,515
                                                                             --------  --------  --------

Cash flows from investing activities:

Loans and purchases of investments..........................................  (19,962)  (14,280)  (13,095)
Sales and maturities of investments and receipts from repayment of
 loans......................................................................   13,823    12,387    11,133
                                                                             --------  --------  --------

Net cash used in investing activities.......................................   (6,139)   (1,893)   (1,962)
                                                                             --------  --------  --------

Cash flows from financing activities:

Policyholders' account balance deposits.....................................    1,662     1,342     1,064
Policyholders' account balance withdrawals..................................   (1,102)     (449)     (225)
Surplus notes proceeds......................................................      250         -         -
                                                                             --------  --------  --------

Net cash provided by financing activities...................................      810       893       839
                                                                             --------  --------  --------

(Decrease) increase in cash and short-term investments......................   (1,643)    3,494     2,392

Cash and short-term investments, beginning of year..........................    8,178     4,684     2,292
                                                                             --------  --------  --------

Cash and short-term investments, end of year................................ $  6,535  $  8,178  $  4,684
                                                                             ========  ========  ========

                 See Notes to Statutory Financial Statements.

                                     FF-5

Notes To Statutory Financial Statements

1. NATURE OF OPERATIONS

   Massachusetts Mutual Life Insurance Company (the "Company") is a global, diversified financial services organization providing life insurance, annuities, disability income insurance, long-term care insurance, structured settlements and retirement and savings products to individual and institutional customers. The Company is organized as a mutual life insurance company.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

a. Basis of presentation

   The accompanying statutory financial statements have been prepared in conformity with statutory accounting practices, except as to form, of the
   National Association of Insurance Commissioners ("NAIC") and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts
   Division of Insurance ("Division").

   On January 1, 2003, the Company adopted Statement of Statutory Accounting
   Principles No. 86 "Accounting for Derivative Instruments and Hedging, Income
   Generation, and Replication (Synthetic Asset) Transactions" ("SSAP No. 86").
   For 2002, prior to the adoption of SSAP 86, changes in the fair value of derivative financial instruments were recorded as a component of net income as realized capital gains and losses. In 2003, changes in the fair value of these instruments are recorded in the Statutory Statement of Changes in
   Policyholders' Contingency Reserves as unrealized capital gains and losses.
   See Note 3 for additional information regarding the adoption of new accounting standards.

   On January 1, 2001, the Company adopted the Codification of Statutory
   Accounting Principles ("Codification"). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America.

   Statutory accounting practices are different in some respects from financial statements prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The more significant differences between statutory accounting principles and GAAP are as follows:
   (a) acquisition costs, such as commissions and other variable costs, that are directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP generally capitalizes these expenses and amortizes them over the expected life of the policies; (b) statutory policy reserves are based upon the Commissioners' Reserve Valuation Methods and statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with appropriate estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas GAAP reports bonds at fair value; (d)
   deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged directly to policyholders' contingency reserves, whereas GAAP would include the change in deferred taxes as a component of net income; (e) payments received for universal and variable life products and variable annuities are reported as premium income and changes in reserves, whereas under GAAP, these payments would be recorded as deposits to policyholders' account balances; (f)
   majority-owned subsidiaries and other controlled entities are accounted for using the equity method, whereas GAAP would consolidate these entities; (g)
   surplus notes are reported in policyholders' contingency reserves, whereas
   GAAP would report these notes as liabilities; (h) assets are reported at
   "admitted asset" value and "non-admitted assets" are excluded through a charge against policyholders' contingency reserves, while under GAAP,
   "non-admitted assets" are recorded net of any valuation allowance; (i)
   reinsurance recoverables are reported as a reduction of policyholders'
   reserves and deposit fund balances, while under GAAP, these recoverables are reported as an asset; and (j) changes in the fair value of derivative financial instruments are recorded as a change in policyholders' contingency reserves, whereas GAAP records these changes as a component of net income.

                                     FF-6

Notes To Statutory Financial Statements, Continued

   The Division has the right to permit other specific practices that differ from prescribed practices. As permitted by the Division, the prepaid pension asset of the Company prior to December 31, 2003 was allowed as an admitted asset. The amount of this admitted asset was limited to the prepaid balance at December 31, 2000 and was reduced each quarter until the asset equaled zero at December 31, 2003. This permitted practice did not affect net income. A reconciliation of the Company's policyholders' contingency reserves between the practices permitted by the Division and Codification is as follows:

                                                          December 31,
                                                          2002    2001
                                                          ----    ----
                                                          (In Millions)
       Policyholders' contingency reserves, as reported  $6,105  $5,151
       Less admitted prepaid pension asset                 (128)   (256)
                                                         ------  ------
       Policyholders' contingency reserves, Codification $5,977  $4,895
                                                         ======  ======

   The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the value of real estate held for sale, the carrying values of investments and derivatives, investment valuation reserves on mortgage loans, other than temporary impairments, and the liability for future policyholders' reserves and deposit fund balances.
   Future events, including but not limited to, changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

   Certain 2002 and 2001 balances have been reclassified to conform to current year presentation.

b. Bonds

   Generally, bonds are valued at amortized cost using the constant yield method. Bond transactions are recorded on a trade date basis. The values of bonds are adjusted for impairments in value deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other than temporary, a direct write-down is recognized as a component of net income as a realized capital loss and a new cost basis is established using management's estimates of net realizable value.

   For mortgage-backed securities included in bonds, the Company recognizes income using a constant yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in these securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

c. Common stocks

   Common stocks are valued at fair value with unrealized capital gains and losses included as a change in policyholders' contingency reserves. Common stock transactions are recorded on a trade date basis.

   The values of common stocks are adjusted for impairments in value deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other than temporary, a direct write-down is recognized as a component of net income as a realized capital loss, and a new cost basis is established using fair value.

                                     FF-7

Notes To Statutory Financial Statements, Continued

d. Mortgage loans

   Mortgage loans are valued at amortized cost net of valuation reserves. The
   Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain. Interest income earned on impaired loans is accrued on the net carrying value of the loan based on the loan's effective interest rate; however, interest is not accrued for impaired loans more than 60 days past due. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation reserve is established for the excess of the carrying value of the mortgage loan over its estimated fair value. The estimated fair value is based on the collateral value of the loan. Changes in the valuation reserves for mortgage loans are included in net unrealized capital gains or losses. When an event occurs resulting in an impairment that is other than temporary, a direct write-down is recognized as a component of net income as a realized capital loss and a new cost basis is established. Collateral value is used as the measurement method if foreclosure becomes probable.

e. Policy loans

   Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan.

f. Real estate

   Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, including capital additions, net of write-downs for other than temporary declines in fair value. Depreciation is calculated using the straight-line method over estimated useful life of real estate, not to exceed 40 years. Depreciation expense is included as a component of net income as net investment income.

   Real estate held for sale is carried at the lower of cost or fair value less estimated selling costs. Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve when the fair value less estimated selling costs is below cost.

   Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure.

   Depreciated cost is adjusted for other than temporary impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment loss being included as a component of net income as a realized capital loss. Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

g. Other investments

   Other investments primarily include investments in derivatives, common stock of unconsolidated subsidiaries and affiliates, partnerships and limited liability companies, and preferred stocks. Preferred stocks in good standing are valued at amortized cost.

   The Company uses derivative financial instruments in the normal course of business to manage investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and short-term investments to economically create temporary investment positions, which are highly liquid and of high quality. These investments perform like bonds and are held to improve the quality and performance of the general account until other suitable investments become available. The Company's derivative strategy employs a variety of instruments, including financial futures, forward commitments, interest rate and currency swaps, equity and asset swaps, options and interest rate caps and floors. Investment risk is assessed on a portfolio basis and derivatives financial instruments are not designated as a hedge with respect to a specific risk; therefore, the criteria for hedge accounting are not met.

   For derivative financial instruments, the fair value is included in other investments on the Statutory Statements of Financial Position. Net amounts receivable and payable are accrued and included in other investments on the
   Statutory Statements of Financial Position.

                                     FF-8

Notes To Statutory Financial Statements, Continued

   Unconsolidated subsidiaries are accounted for using the equity method. The
   Company accounts for the value of its investment in MassMutual Holding
   Company, Inc. ("MMHC") at its underlying GAAP net equity, adjusted for certain non-admitted assets. Net investment income is recorded by the
   Company to the extent that dividends are paid by the subsidiaries.

   Partnerships and limited liability companies ("LLCs") are accounted for using the equity method. When it is probable that the Company will be unable to recover the outstanding carrying value of an investment, an other than temporary impairment is recognized as a component of net income as a realized capital loss for the excess of the carrying value over the estimated fair value. The estimated fair value is determined by evaluating the Company's current equity value in the underlying investment, performed by assessing the partnership or LLC's balance sheet, cash flow and current financial condition.

h. Cash and short-term investments

   The Company considers all highly liquid investments purchased with maturity of twelve months or less to be short-term investments. Short-term investments are carried at amortized cost, which approximates fair value.

i. Accrued investment income

   Accrued investment income consists primarily of interest and dividends.
   Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Due and accrued income is not recorded on:
   (a) unpaid interest on bonds in default; (b) interest on mortgage loans delinquent more than 90 days or where collection of interest is uncertain;
   (c) rent in arrears for more than three months; and (d) policy loan interest due and accrued in excess of cash value.

j. Other assets

   Other assets primarily include the deferred tax asset and outstanding premium.

   Fixed assets are included in other assets at cost less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets.
   Estimated lives range from one to ten years for leasehold improvements and three to ten years for all other fixed assets. Most amortized software and office equipment costs are non-admitted assets.

k. Non-admitted assets

   Assets designated as "non-admitted" by the NAIC include furniture, certain equipment, the prepaid pension plan asset, the interest maintenance reserve
   ("IMR") asset, and certain other receivables, advances and prepayments. Such amounts are excluded from the Statutory Statements of Financial Position by an adjustment to policyholders' contingency reserves.

l. Separate accounts

   Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not available to satisfy liabilities that arise from any other business of the Company.
   Separate account liabilities represent segregated policyholder funds administered and invested by the Company to meet specific investment objectives of the policyholders. The Company receives administrative and investment advisory fees from these accounts.

   Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts totaling $22,518 million and $16,045 million at December
   31, 2003 and 2002, respectively, for which the policyholder assumes the investment risk; and guaranteed separate accounts totaling $394 million and
   $372 million at December 31, 2003 and 2002, respectively, for which the
   Company contractually guarantees either a minimum return or minimum account value to the policyholder. Premium income, benefits and expenses of the separate accounts are reported as a component of net income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue to policyholders and, accordingly, are not reported as a component of net income.

                                     FF-9

Notes To Statutory Financial Statements, Continued

m. Policyholders' reserves

   Policyholders' reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the
   Commissioners' Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners' Standard Ordinary mortality tables with assumed interest rates ranging from 2.50% to 6.00%.

   Reserves for individual annuities are based on account value or accepted actuarial methods, principally at interest rates ranging from 2.25% to
   11.25%.

   Disability income policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods, and various morbidity tables with assumed interest rates ranging from 3.00%
   to 6.00%.

   Disabled life reserves are generally calculated using actuarially accepted methodology, morbidity tables, and interest rates reflecting estimated future investment yields. Due to a change from an issue-year basis to an incurral-year basis for valuation assumptions, effective January 1, 2002, the Company strengthened disabled life reserves resulting in a $54 million decrease in policyholders' contingency reserves.

   Unpaid disability claim liabilities are established based on the disability payments earned from the last payment date to the valuation date. Claim expense reserves are based on a recent analysis of the unit expenses related to the processing and examination of new and on-going claims.

   Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined based in accordance with NAIC Annual
   Statement Instructions. Traditional life, permanent and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life and corporate owned life insurance products use a formula which applies a weighted average credited rate to the mean account value.

   The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

   The reserve method applied to standard policies is used for the substandard reserve calculations that are based on a substandard mortality rate (a multiple of standard reserve tables).

   The Company had $29,867 million and $24,197 million of insurance in force at
   December 31, 2003 and 2002, respectively, for which the gross premium is less than the net premium according to the standard valuation set by the
   Division.

   Guaranteed minimum death benefit ("GMDB") reserves on certain variable universal life and variable individual annuity products are also established by the Company. These reserves are largely a function of historical separate account returns, assumptions regarding future separate account returns, as well as the contractual provisions of the issued GMDBs. During 2003, the
   Company reflected an amendment to Actuarial Guideline XXXIV related to GMDB reserves. There was no significant impact on the required reserves for
   GMDBs. The GMDB reserve balances at December 31, 2003 and 2002 were $5 million and $8 million, respectively.

   During 2002, the Company reflected Actuarial Guidelines XXXVII and XXXVIII related to reserves on certain universal life policies issued prior to
   December 31, 2001, resulting in a $3 million decrease in policyholders'
   contingency reserves.

   All policy liabilities and accruals are based on the various estimates discussed above. Management believes that policy liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future obligations of policies and contracts in force.

n. Deposit fund balances

   Reserves for funding agreements, guaranteed investment contracts, deposit administration, supplemental contracts, and immediate participation guarantee contracts are based on account value or accepted actuarial methods, principally at interest rates ranging from 2.25% to 11.25%.

                                     FF-10

Notes To Statutory Financial Statements, Continued

o. Policyholders' dividends

   Policyholders' dividends to be paid in the following year are approved annually by the Company's Board of Directors. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders' contingency reserves and consider, among other factors, investment returns, mortality and morbidity experience, expenses and income tax charges. Policyholders' dividends payable represents the estimated amount of earned dividends due to policyholders at December 31, 2003 and
   2002. Policyholders' dividends are recorded as a component of net income.

p. Asset valuation reserves

   The Company maintains an asset valuation reserve ("AVR"). The AVR is a contingency reserve to offset potential credit-related losses of stocks, as well as declines in the value of bonds, mortgage loans, real estate investments, partnerships and LLCs.

q. Other liabilities

   Other liabilities primarily include reverse repurchase agreements, collateral held on derivative contracts, due and accrued expenses, and amounts held for agents.

   Reverse repurchase agreements are accounted for as collateralized borrowings and are included in other liabilities on the Statutory Statements of
   Financial Position. The underlying securities are accounted for as an investment by the Company, while the proceeds from the sale of the securities are recorded as a liability. The difference between the proceeds and the amount at which the securities will be subsequently reacquired is reported as interest expense.

r. Policyholders' contingency reserves

   Policyholders' contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

s. Participating contracts

   Participating contracts issued by the Company represented approximately 66%
   of the Company's policyholders' reserves and deposit fund balances as of
   December 31, 2003.

t. Reinsurance

   The Company enters into reinsurance agreements with other insurance companies in the normal course of business in order to limit its insurance risk. Assets and liabilities related to reinsurance ceded are reported on a net basis. Premium income, benefits to policyholders, and policyholders'
   reserves are stated net of reinsurance. Reinsurance premium income, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains primarily liable to the insured for the payment of the benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. The Company also assumes insurance risk through reinsurance agreements with its subsidiaries. See Note 9 for additional information on reinsurance agreements with subsidiaries.

u. Premium and related expense recognition

   Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized when received.
   Disability income premium is recognized as revenue when due. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a component of net income in benefits and expenses.

v. Realized and unrealized capital gains and losses

   Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the IMR and gains and losses of the separate accounts.
   Realized capital gains and losses are recognized in net income and are determined using the specific

                                     FF-11

Notes To Statutory Financial Statements, Continued

   identification method. Net realized after-tax capital losses of $53 million in 2003, $44 million in 2002, and net realized after-tax capital gains of $3 million in 2001 were deferred into the IMR.

   The IMR defers all interest-related, after-tax, realized capital gains and losses. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset.
   Amortization of the IMR amounted to $117 million, $56 million and $31 million in 2003, 2002 and 2001, respectively.

   Unrealized capital gains and losses are recorded as a change in policyholders' contingency reserves.

3. NEW ACCOUNTING STANDARDS

   In December 2003, the Company adopted Statement of Statutory Accounting
   Principles No. 89 "Accounting for Pensions" ("SSAP No. 89"). SSAP No. 89
   supercedes SSAP No. 8 "Pensions." SSAP No. 89 clarifies that changes in the minimum pension liability are to be recorded as a component of policyholders' contingency reserves and not as a component of net income.
   Adoption of SSAP No. 89 did not have an impact upon the Company's policyholders' contingency reserves.

   On January 1, 2003, the Company adopted SSAP No. 86. SSAP No. 86 supercedes
   SSAP No. 31 and establishes statutory accounting principles for derivative instruments and hedging, income generation, and replication (synthetic asset) transactions using selected concepts outlined in Financial Accounting
   Standards Board Statement No. 133, "Accounting for Derivative Instruments
   and Hedging Activities." SSAP No. 86 requires that derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge shall be valued and reported in a manner that is consistent with the hedged asset or liability. SSAP No. 86 also requires that derivative instruments used in the hedging transactions that do no meet or no longer meet the criteria of an effective hedge shall be accounted for at fair value and the changes in fair value shall be recorded as unrealized capital gains or losses. SSAP No. 86 is effective for derivative transactions entered into or modified on or after January 1, 2003. For derivative contracts entered into prior to January 1, 2003, insurers could choose to either follow SSAP
   No. 31 or apply the provisions of SSAP No. 86 to all of its open derivative positions as of January 1, 2003. The Company elected to apply the provisions of SSAP No. 86 to all of its open derivative positions as of January 1,
   2003. Adoption of SSAP No. 86 by the Company changes the reporting of derivatives mark-to-market that do not qualify for hedge accounting from realized capital gains and losses to unrealized capital gains and losses with no impact on policyholders' contingency reserves. Accordingly, the
   Company reports the change in market value of its open derivative contracts for the year ended December 31, 2003 of $90 million as a change in net unrealized capital losses on the Statutory Statement of Changes in
   Policyholders' Contingency Reserves and for the years ended December 31,
   2002 and 2001 of $934 million and $275 million, respectively, as a component of net income as net realized capital gains.

   On January 1, 2001, Codification became effective and was adopted by the
   Company. Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America. The cumulative effect of this change in statutory accounting principles on policyholders' contingency reserves of $981 million was principally due to changes in deferred income taxes and derivatives mark-to-market.

                                     FF-12

Notes To Statutory Financial Statements, Continued

4. INVESTMENTS

   The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality, or individual investment.

a. Bonds

   The carrying value and estimated fair value of bonds were as follows:

                                                                       December 31, 2003
                                                            ----------------------------------------
                                                                       Gross      Gross    Estimated
                                                            Carrying Unrealized Unrealized   Fair
                                                             Value     Gains      Losses     Value
                                                             -----     -----      ------     -----
                                                                         (In Millions)
U.S. Treasury securities and obligations of U.S. government
 corporations and agencies                                  $ 6,707    $  237      $107     $ 6,837
Debt securities issued by foreign governments                   120        28         -         148
Asset-backed securities                                       1,639        62        10       1,691
Mortgage-backed securities                                    4,330       165        18       4,477
State and local governments                                     101         7         2         106
Corporate debt securities                                    16,117     1,269       100      17,286
Utilities                                                     1,163       102         5       1,260
Affiliates                                                    2,390        26         3       2,413
                                                            -------    ------      ----     -------
                                                            $32,567    $1,896      $245     $34,218
                                                            =======    ======      ====     =======

                                                                       December 31, 2002
                                                            ----------------------------------------
                                                                       Gross      Gross    Estimated
                                                            Carrying Unrealized Unrealized   Fair
                                                             Value     Gains      Losses     Value
                                                             -----     -----      ------     -----
                                                                         (In Millions)
U.S. Treasury securities and obligations of U.S. government
 corporations and agencies                                  $ 3,781    $  396      $  8     $ 4,169
Debt securities issued by foreign governments                    26         2         -          28
Asset-backed securities                                         518        37        15         540
Mortgage-backed securities                                    4,514       308         3       4,819
State and local governments                                      67        13         -          80
Corporate debt securities                                    15,281     1,476       146      16,611
Utilities                                                       978        93        14       1,057
Affiliates                                                    2,617        24         5       2,636
                                                            -------    ------      ----     -------
                                                            $27,782    $2,349      $191     $29,940
                                                            =======    ======      ====     =======

                                     FF-13

Notes To Statutory Financial Statements, Continued

   The following table summarizes carrying value and estimated fair value of bonds at December 31, 2003 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

                                                                   Estimated
                                                          Carrying   Fair
                                                           Value     Value
                                                           -----     -----
                                                            (In Millions)
    Due in one year or less                               $   740   $   755
    Due after one year through five years                   7,196     7,622
    Due after five years through ten years                  9,710    10,443
    Due after ten years                                     5,771     5,969
                                                          -------   -------
                                                           23,417    24,789
    Asset and mortgage-backed securities, and obligations
     of U.S. government corporations and agencies           9,150     9,429
                                                          -------   -------
                                                          $32,567   $34,218
                                                          =======   =======

       The purchases, sales and maturities, and gain/loss activity of bonds were as follows:

                                                      Years Ended December 31,
                                                      ------------------------
                                                       2003      2002    2001
                                                       ----      ----    ----
                                                          (In Millions)
    Cost of investments acquired                      $15,909   $11,141 $9,551
    Proceeds from investments sold, matured or repaid  11,087     9,898  8,138
    Gross realized capital gains                          195        96     76
    Gross realized capital losses                         222       273    152

   Portions of realized capital gains and losses were deferred into the IMR.
   Other than temporary impairments on bonds during the years ended December
   31, 2003, 2002 and 2001 were $157 million, $187 million and $110 million, respectively, and were recorded as a component of net income as a realized capital loss.

   The Company reviews and monitors its investments on an ongoing basis. Many factors are taken into consideration when determining whether an investment's loss should be considered other than temporary. Some of these factors include: the magnitude and duration of the loss associated with the investment, the state of the issuer's financial condition and the issuer's continued satisfaction of the securities' obligations. The Company considers the following guideline in the evaluation of the magnitude and duration of a loss: fixed maturity investments that have a fair value of 80% or less of book value for six months or greater. Through the Company's comprehensive evaluation, management concluded that the fixed maturities related to the unrealized losses do not substantiate an other than temporary designation.
   Of the $289 million in unrealized losses, $56 million are related to unrealized losses of 12 months or longer.

   The Company is not exposed to any significant credit concentration risk of a single or group non-governmental issue.

b. Common stocks

   The cost and carrying value of common stocks were as follows:

                                              December 31,
                                              ------------
                                              2003   2002
                                              ----   ----
                                              (In Millions)
                      Cost                    $538   $653
                      Gross unrealized gains   225     93
                      Gross unrealized losses  (30)   (97)
                                              ----   ----
                      Carrying value          $733   $649
                                              ====   ====

                                     FF-14

Notes To Statutory Financial Statements, Continued

   The purchases, sales, and gain/loss activity of common stocks were as follows:

                                                Years Ended December 31,
                                                ------------------------
                                                2003     2002    2001
                                                ----     ----    ----
                                                (In Millions)
                 Cost of investments acquired   $362     $619    $453
                 Proceeds from investments sold  466      413     554
                 Gross realized capital gains     91       59      49
                 Gross realized capital losses    44       87      45

   Other than temporary impairments on common stocks were $26 million, $26 million and $4 million during the years ended December 31, 2003, 2002 and
   2001, respectively, and were recorded as a component of net income as a realized capital loss.

   The Company reviews and monitors its investments on an ongoing basis. Many factors are taken into consideration when determining whether an investment's loss should be considered other than temporary. Some of these factors include: the magnitude and duration of the loss associated with the investment, the state of the issuer's financial condition. The Company considers the following guideline in the evaluation of the magnitude and duration of a loss: equity securities that have a fair value of 70% or less of book value for twelve months. Through the Company's comprehensive evaluation, management concluded that the equities related to the unrealized losses do not substantiate an other than temporary designation. Of the $30 million in unrealized losses, $24 million are related to unrealized losses
   12 months or longer.

   The Company is not exposed to any significant concentration risk.

c. Mortgage loans

   Mortgage loans, comprised primarily of commercial mortgage loans, were
   $7,643 million and $7,048 million, net of valuation reserves of $17 million and $14 million, at December 31, 2003 and 2002, respectively. The Company's mortgage loans primarily finance various types of commercial properties throughout the United States. There were no other than temporary impairments recorded for the years ended December 31, 2003, 2002 and 2001. Two restructured loans at December 31, 2003 and 2002 had no carrying value.

   At December 31, 2003, scheduled mortgage loan maturities, net of valuation reserves, were as follows:

                                              (In Millions)
                    2004                         $  271
                    2005                            670
                    2006                            808
                    2007                            414
                    2008                            546
                    Thereafter                    3,286
                                                 ------
                    Commercial mortgage loans     5,995
                    Mortgage loan pools           1,648
                                                 ------
                    Total mortgage loans         $7,643
                                                 ======

   The Company invests in mortgage loans collateralized principally by commercial real estate. During 2003, commercial mortgage loan lending rates ranged from 2.4% to 8.9%, and mezzanine loan lending rates ranged from 10.0%
   to 10.5%.

                                     FF-15

Notes To Statutory Financial Statements, Continued

   The purchases, sales and maturities, and gain/loss activity of mortgage loans were as follows:

                                                       Years Ended December 31,
                                                       ------------------------
                                                        2003     2002    2001
                                                        ----     ----    ----
                                                          (In Millions)
     Cost of investments acquired                      $2,070   $1,456  $1,872
     Proceeds from investments sold, matured or repaid  1,504    1,335   1,885
     Gross realized capital gains                           2        5      16
     Gross realized capital losses                          4        4       7

   The maximum percentage of any one loan to the value of security at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 81% and 84% at December 31, 2003 and 2002, respectively. The maximum percentage of any one mezzanine loan to the value of security at the time the loan was originated was 96% and 98% at December
   31, 2003 and 2002, respectively.

   The geographic distributions of the mortgage loans were as follows:

                                                 December 31,
                                                 ------------
                                                  2003   2002
                                                  ----   ----
                                                 (In Millions)
                  California                     $1,128 $1,100
                  Texas                             569    579
                  Massachusetts                     465    319
                  New York                          351    354
                  Illinois                          340    384
                  Florida                           257    331
                  All other states and countries  2,885  2,679
                                                 ------ ------
                  Commercial mortgage loans       5,995  5,746
                  Mortgage loan pools             1,648  1,302
                                                 ------ ------
                  Total mortgage loans           $7,643 $7,048
                                                 ====== ======

d. Real estate

   The carrying value of real estate was as follows:

                                                     December 31,
                                                     ------------
                                                     2003    2002
                                                     ----    ----
                                                     (In Millions)
             Held for the production of income      $1,622  $1,613
             Encumbrances                              (35)    (43)
                                                    ------  ------
             Held for the production of income, net  1,587   1,570
                                                    ------  ------

             Held for sale                             210     201
             Valuation reserves                         (5)     (3)
                                                    ------  ------
             Held for sale, net                        205     198
                                                    ------  ------

             Occupied by the Company                   180     176
             Accumulated depreciation                 (105)   (100)
                                                    ------  ------
             Occupied by the Company, net               75      76
                                                    ------  ------

             Total real estate                      $1,867  $1,844
                                                    ======  ======

   The carrying value of non-income producing real estate was $111 million and
   $91 million at December 31, 2003 and 2002, respectively. The Company is not exposed to any significant concentrations of risk in its real estate portfolio.

                                     FF-16

Notes To Statutory Financial Statements, Continued

   Depreciation on investment real estate was $107 million, $102 million and
   $79 million for the years ended December 31, 2003, 2002 and 2001, respectively.

   The purchases and sales of real estate investments were as follows:

                                                Years Ended December 31,
                                                ------------------------
                                                2003     2002    2001
                                                ----     ----    ----
                                                (In Millions)
                 Cost of investments acquired   $378     $229    $209
                 Proceeds from investments sold  197      325     179
                 Gross realized capital gains     13      122      49
                 Gross realized capital losses     4        4      10

   Other than temporary impairments on real estate for the years ended December
   31, 2003 and 2002 were less than $1 million and were recorded as a component of net income as a realized capital loss. There were no other than temporary impairments recorded for the year ended December 31, 2001.

e. Other investments

   Investments in partnerships and LLCs were $1,402 million and $1,194 million at December 31, 2003 and 2002, respectively. Other than temporary impairments of partnerships and LLCs for the years ended December 31, 2003,
   2002 and 2001 were $32 million, $37 million and $4 million, respectively, and were included as a component of net income as a realized capital loss.
   Net investment income of partnerships and LLCs was $122 million, $55 million and $43 million for the years ended December 31, 2003, 2002 and 2001, respectively.

   The purchases, sales and gain/loss activity of partnerships and LLCs were as follows:

                                                     Years Ended December 31,
                                                     ------------------------
                                                     2003     2002    2001
                                                     ----     ----    ----
                                                     (In Millions)
            Cost of investments acquired             $414     $284    $253
            Proceeds from investments sold or repaid  270      292     273
            Gross realized capital gains               24       11      17
            Gross realized capital losses              33       38      43

f. Short-term investments

   The carrying value of short-term investments was as follows:

                                                          December 31,
                                                          ------------
                                                           2003   2002
                                                           ----   ----
                                                          (In Millions)
        U. S. Treasury securities and obligations of U.S.
          government corporations and agencies            $4,419 $5,229
        Corporate debt securities                          1,798  2,787
        Utilities                                            131     33
                                                          ------ ------
        Total                                             $6,348 $8,049
                                                          ====== ======

                                     FF-17

Notes To Statutory Financial Statements, Continued

g. Net realized capital gains and losses

   Net realized capital gains and losses were comprised of the following:

                                                           Years Ended December 31,
                                                           ------------------------
                                                            2003     2002    2001
                                                            ----     ----    ----
                                                              (In Millions)
Bonds                                                      $ (27)   $(177)  $ (76)
Common stocks                                                 47      (28)      4
Mortgage loans                                                (2)       1       9
Real estate                                                    9      118      39
Closed derivatives                                          (214)     (88)    (58)
Other investments                                            (56)    (149)    (41)
Federal and state taxes                                        -        9     (26)
                                                            -----   -----   -----
Subtotal                                                    (243)    (314)   (149)
Derivatives mark-to-market                                     -      934     275
                                                            -----   -----   -----
Net realized capital (losses) gains before deferral to IMR  (243)     620     126
                                                            -----   -----   -----

Losses (gains) deferred to IMR                                82       66      (4)
Less: taxes on net deferred (losses) gains                   (29)     (22)      1
                                                            -----   -----   -----
Net loss (gain) deferred to IMR                               53       44      (3)
                                                            -----   -----   -----

Total net realized capital (losses) gains                  $(190)   $ 664   $ 123
                                                            =====   =====   =====

h. Reverse repurchase agreements

   As of December 31, 2003 and 2002, the Company had reverse repurchase agreements outstanding with total carrying values of $188 million and $205 million, respectively. The maturities of these agreements range from January
   6, 2004 through March 10, 2004, while the interest rates range from 1.11% to
   1.38%. The outstanding amount at December 31, 2003 was collateralized by bonds with a fair value of $192 million.

5. PORTFOLIO RISK MANAGEMENT

   The Company uses derivative financial instruments in the normal course of business to manage its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and short-term investments to economically create temporary investment positions, which are highly liquid and of high quality. These investments perform like bonds and are held to improve the quality and performance of the general account until other suitable investments become available. The Company's derivative hedging strategy employs a variety of instruments, including interest rate and currency swaps, options, interest rate caps and floors, forward commitments, asset and equity swaps, and financial futures. Investment risk is assessed on a portfolio basis and derivative financial instruments are not designated as a hedge with respect to a specific risk; therefore, the criteria for hedge accounting are not met.

   Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed interest payments calculated by reference to an agreed-upon notional principal amount.

   Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company utilizes currency swaps for the purpose of managing currency exchange risks that are mainly related to funding agreements.

   Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The
   Company's option contracts have terms of up to fifteen years.

   The Company utilizes certain other agreements including forward commitments, and asset and equity swaps to reduce exposures to various risks. The Company enters into forward U.S. Treasury, Government National Mortgage Association,
   Federal National Mortgage Association and other commitments for the purpose of managing interest rate exposure.

                                     FF-18

Notes To Statutory Financial Statements, Continued

   Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount.

   The Company enters into financial futures contracts for the purpose of managing interest rate exposure. The Company's futures contracts are exchange traded with minimal credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions.

   The Company's principal market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. Counterparties to derivative financial instruments expose the Company to credit-related losses in the event of nonperformance.
   In many instances, the Company enters into agreements with the counterparties which allow for contracts in a positive position, where the
   Company is due amounts, to be offset by contracts in a negative position.
   This right of offset combined with collateral obtained from counterparties reduces the Company's exposure. As of December 31, 2003 and 2002, the
   Company obtained collateral of $1,579 million and $1,443 million, respectively. The amounts at risk, in a net gain position, net of offsets and collateral, were $181 million and $330 million at December 31, 2003 and
   2002, respectively. The Company monitors exposure to ensure counterparties are credit-worthy and the concentration of exposure is minimized.

   The following table summarizes the carrying value, fair value and notional amount of the Company's derivative financial instruments:

                                                     December 31, 2003
                                                     -----------------
                                                  Carrying Fair   Notional
                                                   Value   Value   Amount
                                                   -----   -----   ------
                                                       (In Millions)
      Interest rate swaps                          $1,216  $1,216 $27,321
      Currency swaps                                  261     261   1,197
      Options                                         102     102   5,175
      Forward commitments, equity and asset swaps      29      29   3,183
      Interest rate caps & floors                      10      10   1,000
      Financial futures - short positions               -       -     549
                                                   ------  ------ -------
      Total                                        $1,618  $1,618 $38,425
                                                   ======  ====== =======

                                                     December 31, 2002
                                                     -----------------
                                                  Carrying Fair   Notional
                                                   Value   Value   Amount
                                                   -----   -----   ------
                                                       (In Millions)
      Interest rate swaps                          $1,262  $1,262 $21,927
      Currency swaps                                  230     230   1,112
      Options                                         139     139   9,275
      Forward commitments, equity and asset swaps      60      60   4,122
      Interest rate caps & floors                      22      22   1,000
      Financial futures - short positions               -       -     425
      Financial futures - long positions                -       -     889
                                                   ------  ------ -------
      Total                                        $1,713  $1,713 $38,750
                                                   ======  ====== =======

   Notional amounts do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

   Net investment income on derivative instruments was $451 million, $396 million, and $171 million for the years ended December 31, 2003, 2002 and
   2001, respectively.

                                     FF-19

Notes To Statutory Financial Statements, Continued

6. FAIR VALUE OF FINANCIAL INSTRUMENTS

   Fair values are based on quoted market prices, when available. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These valuation techniques require management to develop a significant number of assumptions, including discount rates and estimates of future cash flow.
   Derived fair value estimates cannot be substantiated by comparison to independent markets or to disclosures by other companies with similar financial instruments. These fair value disclosures may not represent the amount that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

   The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

   Bonds and stocks: Estimated fair value of bonds and stocks is based on values provided by the NAIC's Securities Valuation Office ("SVO") when available. If SVO values are not available, quoted market values provided by other third party organizations are used. If quoted market values are unavailable, fair value is determined by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments.

   Mortgage loans: The fair value of mortgage loans is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

   Policy loans, cash and short-term investments: Estimated fair value for these instruments approximates the carrying amounts reported in the
   Statutory Statements of Financial Position.

   Derivative financial instruments: Estimated fair value for these instruments is based upon quotations obtained from independent sources.

   Investment-type insurance contracts and funding agreements: The estimated fair value is determined by discounting future cash flows at current market rates.

   The following table summarizes the Company's financial instruments:

                                                     December 31,
                                                     ------------
                                                2003               2002
                                         ------------------ ------------------
                                                  Estimated          Estimated
                                         Carrying   Fair    Carrying   Fair
                                          Value     Value    Value     Value
                                          -----     -----    -----     -----
                                                     (In Millions)
  Financial assets:
    Bonds                                $32,567   $34,218  $27,782   $29,940
    Common stocks                            733       733      649       649
    Preferred stocks                         234       250      219       223
    Mortgage loans                         7,643     8,152    7,048     7,755
    Policy loans                           6,564     6,564    6,253     6,253
    Derivative financial instruments       1,618     1,618    1,713     1,713
    Cash and short-term investments        6,535     6,535    8,178     8,178
  Financial liabilities:
    Funding agreements                     3,405     3,511    2,705     2,829
    Investment-type insurance contracts   10,298    10,293    9,982     9,991

7. FIXED ASSETS

   The company has fixed assets, comprised primarily of internally developed software, operating software, EDP equipment, office equipment, and furniture. Fixed assets amounted to $165 million and $200 million, net of accumulated depreciation of $230 million and $189 million, at December 31,
   2003 and 2002, respectively. Depreciation expense on fixed assets for the years ended December 31, 2003, 2002 and 2001 was $63 million, $55 million, and $33 million, respectively.

                                     FF-20

Notes To Statutory Financial Statements, Continued

8. SURPLUS NOTES

   Surplus notes of $250 million at 5.625% due in 2033, $100 million at 7.500%
   due in 2024 and $250 million at 7.625% due in 2023, were issued by the
   Company in 2003, 1994, and 1993, respectively. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts
   General Laws. These surplus notes are held by bank custodians for unaffiliated investors. Issuance was approved by the Division.

   All payments of interest and principal are subject to the prior approval of the Division. Anticipated sinking fund payments are due as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023, and $50 million in 2024. There are no sinking fund requirements for the note issued in 2003.

   Interest on the notes issued in 1994 is paid on March 1 and September 1 of each year to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 2003 and 1993 is paid on May
   15 and November 15 of each year to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Division. Interest of $34 million, $27 million and $27 million was approved and paid in 2003, 2002, and 2001, respectively.

9. RELATED PARTY TRANSACTIONS

   The Company has management and service contracts and cost sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of the contracts and arrangements related to subsidiaries and affiliates were $155 million, $194 million and
   $208 million for 2003, 2002, and 2001, respectively. The majority of these fees were from C.M. Life Insurance Company ("C.M. Life"), which accounted for $121 million in 2003, $162 million in 2002, and $172 million in 2001.

   Various unconsolidated subsidiaries and affiliates, including David L.
   Babson & Company, Inc. ("David L. Babson"), a subsidiary of DLB Acquisition
   Corporation, provide investment advisory services for the Company. Total fees for such services were $132 million, $116 million and $101 million for
   2003, 2002 and 2001, respectively. In addition, an unconsolidated subsidiary provides administrative services for employee benefit plans to the Company.
   Total fees for such services were $8 million, $9 million and $9 million for
   2003, 2002 and 2001, respectively.

   In 2003, the Company entered into a modified coinsurance agreement with its affiliate, MassMutual Life Insurance Company of Japan ("MassMutual Japan")
   on certain life insurance products. In 2003, the Company assumed premium of
   $41 million. Fees and other income include a $40 million expense allowance.
   Total policyholders' benefits assumed were $12 million. A modified coinsurance adjustment of $17 million was paid to MassMutual Japan in 2003.

   The Company has reinsurance agreements with its subsidiaries, C.M. Life and
   MML Bay State Life Insurance Company ("Bay State"), including stop-loss and modified coinsurance agreements on life insurance products. Total premium assumed on these agreements were $239 million in 2003, $153 million in 2002 and $410 million in 2001. Fees and other income include a $104 million, $98 million and $53 million expense allowance in 2003, 2002 and 2001, respectively. Total policyholders' benefits incurred on these agreements were $62 million in 2003, $46 million in 2002 and $50 million in 2001. A modified coinsurance adjustment of $37 million was received from Bay State and C.M. Life both in 2003 and 2002, whereas net modified coinsurance adjustments of $296 million were paid to certain unconsolidated subsidiaries in 2001. In 2003 and 2002, experience refunds of $16 million and $6 million were received from Bay State and C.M. Life whereas in 2001, an experience refund of $3 million was received from C.M. Life.

   The Company participates in variable annuity exchange programs with its subsidiary, C.M. Life, whereby certain Company variable annuity contractholders can make a non-taxable exchange of their contract for an enhanced C.M. Life variable annuity contract. Surrender benefits, related to these exchange programs, were $117 million, $256 million and $296 million in
   2003, 2002 and 2001, respectively. The Company has an agreement with C.M.
   Life to compensate the Company for the lost revenue associated with the exchange of these contracts. As a result of these exchanges, the Company had commissions receivable of $1 million and $5 million recorded as of December
   31, 2003 and 2002, respectively and received commissions of $9 million, $5 million and $15 million from C.M. Life for the years ended December 31,
   2003, 2002 and 2001, respectively.

                                     FF-21

Notes To Statutory Financial Statements, Continued

   The Company has outstanding amounts due to affiliates David L. Babson of $16 million at 4.7% and Cornerstone Real Estate Advisers, Inc. of $3 million at
   5.0%. The amounts are due in 2008 and 2007, respectively, but early repayment may be made at the option of the Company. Both are payable semi-annually in arrears. Through December 31, 2003, interest accrued and paid was less than $1 million.

10.INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES

   The Company has two primary domestic life insurance subsidiaries, C.M. Life, a direct subsidiary which primarily writes variable annuities and universal life insurance, and Bay State, an indirectly-owned subsidiary which primarily writes variable life and corporate owned life insurance business.

   The Company's wholly-owned subsidiary, MassMutual Holding Company, Inc.
   ("MMHC"), owns subsidiaries which include retail and institutional asset management, registered broker dealer, and international life and annuity operations.

   During 2003, 2002 and 2001, the Company received $150 million, $100 million and $155 million, respectively, in dividends from such subsidiaries.
   Operating results, less dividends declared, for such subsidiaries are reflected as net unrealized capital gains in the Statutory Statements of
   Changes in Policyholders' Contingency Reserves. The Company holds debt issued by MMHC and its subsidiaries of $2,270 million and $2,452 million at
   December 31, 2003 and 2002, respectively. The Company recorded interest of
   $132 million, $120 million and $138 million in 2003, 2002 and 2001, respectively.

   During 2003, 2002 and 2001, the Company contributed additional paid-in capital of $256 million, $255 million, and $208 million, respectively, to unconsolidated subsidiaries, principally C.M. Life and MMHC.

   Summarized below is statutory financial information for the unconsolidated domestic life insurance subsidiaries as of December 31 and for the years then ended:

                                       2003    2002    2001
                                       ----    ----    ----
                                          (In Millions)
                    Total revenue     $ 1,926 $2,314  $2,187
                    Net income (loss)     105    (16)      4
                    Assets             11,690  9,994   9,344
                    Liabilities        11,081  9,446   8,963

   Summarized below is GAAP financial information for other unconsolidated subsidiaries as of December 31 and for the years then ended:

                                    2003    2002    2001
                                    ----    ----    ----
                                        (In Millions)
                     Total revenue $ 3,230 $ 3,026 $ 2,443
                     Net income        274      22      61
                     Assets         14,824  12,924  11,770
                     Liabilities    13,557  12,055  10,891

11.BENEFIT PLANS

   The Company provides multiple benefit plans including retirement plans and life and health benefits, to employees, certain employees of unconsolidated subsidiaries, agents and retirees.

   Pension and savings plan

   The Company has funded and unfunded non-contributory defined benefit pension plans. The plans cover substantially all employees and agents. For some participants, benefits are based on the greater of a formula based on either final average earnings and length of service or the cash balance formula.
   For other participants, benefits are based only on an account balance that takes into consideration age, service and salary during their careers.

   As permitted by the Division, a portion of the prepaid pension asset of the
   Company, prior to December 31, 2003, was allowed as an admitted asset. The
   Company recognized a plan asset of $128 million at December 31, 2002. At
   December 31,

                                     FF-22

Notes To Statutory Financial Statements, Continued

   2003, the prepaid pension asset was non-admitted. Pension plan assets are invested in group annuity contracts which invest in the Company's general and separate accounts.

   The Company's policy is to fund pension costs in accordance with the
   Employee Retirement Income Security Act of 1974. The Company contributed $48 million for the year ended December 31, 2003. No funding was made for the years ended December 31, 2002 and 2001.

   The Company sponsors funded and unfunded defined contribution plans for substantially all of its employees and agents. The Company contributes to the funded plan by matching participant contributions up to three percent of pay, within certain limits, based on years of service and the financial results of the Company each year. Company contributions, and any related earnings, are vested based on years of service using a graduated vesting schedule with full vesting after three years of service.

   The matching contributions by the Company were $18 million, $15 million and
   $15 million for the years ended December 31, 2003, 2002 and 2001, respectively, and are included as a component of net income as operating expenses.

   The Company also maintains a money purchase pension plan for agents, which was frozen in 2001.

   Other postretirement benefits

   The Company provides certain life insurance and health care benefits ("other postretirement benefits") for its retired employees and agents, and their beneficiaries and dependents. The health care plan is contributory; the basic life insurance plan is non-contributory. Substantially all of the
   Company's employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as considered necessary by the Company's management. The postretirement health care plans include a limit on the Company's share of costs for recent and future retirees.

   The initial transition obligation of $138 million is being amortized over twenty years through 2012. At December 31, 2003 and 2002, the net unfunded accumulated benefit obligation was $266 million and $245 million, respectively, for employees and agents eligible to retire or currently retired and $37 million and $32 million, respectively, for participants not eligible to retire.

   On December 8, 2003, the Medicare Prescription Drug, Improvement and
   Modernize Act of 2003 was enacted that expands Medicare, primarily by adding a prescription drug benefit for Medicare-eligible retirees starting in 2006.
   The retiree medical obligations and costs reported in these financial statements do not yet reflect the impact of those new Medicare benefits. By
   2006, the Company expects to modify its retiree medical plans to adapt to the new Medicare prescription drug program. As a result of the additional federal subsidies for retiree prescription drug costs, the Company anticipates that its overall obligations and costs will be lower once those modifications are reflected.

                                     FF-23

Notes To Statutory Financial Statements, Continued

   In 2003, prepaid benefit costs are non-admitted. In 2002, prepaid benefit costs are included in other assets. Accrued benefit costs are included in other liabilities in the Company's Statutory Statements of Financial
   Position. The status of these plans as of September 30, adjusted for fourth-quarter activity is summarized below:

                                                                         Pension     Other Postretirement
                                                                         Benefits      Benefits
                                                                      -------------  -------------------
                                                                       2003    2002   2003       2002
                                                                       ----    ----   ----       ----
                                                                             (In Millions)
Change in benefit obligation:
  Benefit obligation at beginning of year                             $  986  $ 855  $ 261      $ 223
  Service cost                                                            27     25      5          6
  Interest cost                                                           65     60     17         16
  Contribution by plan participants                                        -      -      5          6
  Actuarial gain                                                          11     20     14         31
  Benefits paid                                                          (58)   (52)   (20)       (21)
  Plan amendments                                                          -      1      -          -
  Business combinations, divestitures, curtailments, settlements and
   special termination benefits                                            -      -      -          -
  Change in actuarial assumption                                          95     77      -          -
  Benefit obligation at end of year                                   $1,126  $ 986  $ 282      $ 261
                                                                      ======  =====    =====     =====
Change in plan assets:
  Fair value of plan assets at beginning of year                      $  846  $ 928  $  16      $  17
  Actual return on plan assets                                           115    (42)     -          -
  Employer contribution                                                   61     12     15         14
  Benefits paid                                                          (58)   (52)   (20)       (21)
  Contributions by plan participants                                       -      -      5          6
  Business combinations, divestitures and settlements                      -      -      -          -
                                                                      ------  -----    -----     -----
  Fair value of plan assets at end of year                            $  964  $ 846  $  16      $  16
                                                                      ======  =====    =====     =====
  Funded status of the plan                                           $ (162) $(140) $(266)     $(245)
  Unrecognized net loss                                                  487    434     60         44
  Remaining net obligation at initial date of application                  8      9     48         53
  Effect of fourth quarter activity                                        3      1      6          4
                                                                      ------  -----    -----     -----
  Prepaid assets (accrued liabilities)                                   336    304  $(152)     $(144)
                                                                                       =====     =====
  Less assets non-admitted                                              (475)  (312)
                                                                      ------  -----
  Net amount recognized                                               $ (139) $  (8)
                                                                      ======  =====
Benefit obligation for non-vested employees                           $   24  $  20  $  37      $  32
                                                                      ======  =====    =====     =====

                                     FF-24

Notes To Statutory Financial Statements, Continued

   Net periodic (benefit) cost is included in operating expenses on the
   Statutory Statements of Income for the years ended December 31, 2003 and
   2002 and contains the following components:

                                                                         Pension    Other Postretirement
                                                                        Benefits      Benefits
                                                                        --------      --------
                                                                       2003   2002   2003       2002
                                                                       ----   ----   ----       ----
                                                                             (In Millions)
Components of net periodic (benefit) cost:
  Service cost                                                        $  27  $  25  $   6      $   6
  Interest cost                                                          65     60     17         16
  Expected return on plan assets                                        (79)   (82)    (1)        (1)
  Amortization of unrecognized transition obligation                      1      -      5          5
  Amount of recognized (gains) and losses                                12      1      1          -
                                                                      -----  -----    -----     -----
  Total net periodic (benefit) cost                                   $  26  $   4  $  28      $  26
                                                                      =====  =====    =====     =====
Amounts recognized in the Statutory Statements of Financial Position:
  Prepaid pension plan asset                                          $ 467  $ 431  $   -      $   -
  Intangible assets                                                       8      9      -          -
  Less assets non-admitted                                              475    312      -          -
                                                                      -----  -----    -----     -----
  Net prepaid pension plan asset                                          -    128      -          -
  Accrued benefit liability                                            (173)  (154)  (152)      (144)
  Policyholders' contingency reserves                                    34     18      -          -
                                                                      -----  -----    -----     -----
  Net amount recognized                                               $(139) $  (8) $(152)     $(144)
                                                                      =====  =====    =====     =====

   The assumptions at September 30, 2003 and 2002 used by the Company to calculate the benefit obligations as of those dates and to determine the benefit costs in the subsequent plan year are as follows:

                                                                         Pension   Other Postretirement
                                                                        Benefits     Benefits
                                                                        --------     --------
                                                                       2003  2002  2003       2002
                                                                       ----  ----  ----       ----
Discount rate                                                          6.00% 6.75% 6.00%      6.75%
Increase in future compensation levels                                 4.00% 4.00% 4.00%      5.00%
Long-term rate of return on assets                                     8.00% 8.00% 6.00%      6.75%
Health care cost trend rate                                                -     - 9.00%     10.00%
Ultimate health care cost trend rate after gradual decrease until 2007     -     - 5.00%      5.00%

   A one percent increase in the annual assumed inflation rate of medical costs would increase the 2003 accumulated post retirement benefit liability and benefit expense by $18 million and $1 million, respectively. A one percent decrease in the annual assumed inflation rate of medical costs would decrease the 2003 accumulated post retirement benefit liability and benefit expense by $16 million and $1 million, respectively.

   The net expense charged to operations for all employee benefit plans was
   $132 million, $87 million and $55 million for the years ended December 31,
   2003, 2002 and 2001, respectively.

12.REINSURANCE

   The Company cedes insurance to other insurers in order to limit its insurance risk. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. The Company records a receivable for reinsured benefits paid and reduces policyholders' reserves and funds for the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

   Premium ceded was $328 million, $277 million and $220 million and reinsurance recoveries were $187 million, $156 million and $135 million for the periods ended December 31, 2003, 2002 and 2001, respectively. Amounts recoverable from reinsurers were $47 million and $50 million as of December
   31, 2003 and 2002, respectively. At December 31, 2003, seven reinsurers accounted for 77% of the outstanding reinsurance recoverable.

                                     FF-25

Notes To Statutory Financial Statements, Continued

13.FEDERAL INCOME TAXES

   Federal income taxes are based upon the Company's best estimate of its current and deferred tax liabilities. Deferred income taxes, which provide for book versus tax temporary differences, are subject to limitations and are charged directly to policyholders' contingency reserves. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and policy acquisition costs, and of permanent differences such as policyholder dividends and tax credits, results in effective tax rates which differ from the federal statutory tax rate.

   The components of the net deferred tax asset recognized in the Company's assets, liabilities and policyholders' contingency reserves are as follows:

                                                      December 31,
                                                      ------------
                                                      2003     2002
                                                      ----     ----
                                                      (In Millions)
          Total gross deferred tax assets           $ 2,013  $ 2,044
          Total gross deferred tax liabilities       (1,215)  (1,043)
                                                    -------  -------
          Net deferred tax asset                        798    1,001
          Deferred tax assets non-admitted             (427)    (479)
                                                    -------  -------
          Net admitted deferred tax asset           $   371  $   522
                                                    =======  =======
          Decrease (increase) in non-admitted asset $    52  $    (8)
                                                    =======  =======

   The provision for incurred taxes (benefit) on earnings are as follows:

                                                       Years Ended December 31,
                                                       ------------------------
                                                        2003     2002    2001
                                                        ----     ----    ----
                                                         (In Millions)
      Federal income tax (benefit) expense             $(132)   $(144)   $116
      Foreign income tax expense                          10        6       6
                                                        -----    -----    ----
                                                        (122)    (138)    122
      Federal income tax on net capital (losses) gains     -       (9)     22
                                                        -----    -----    ----
      Federal and foreign income tax (benefit) expense $(122)   $(147)   $144
                                                        =====    =====    ====

                                     FF-26

Notes To Statutory Financial Statements, Continued

   The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

                                                      December 31,
                                                      ------------
                                                      2003    2002
                                                      ----    ----
                                                      (In Millions)
           Deferred tax assets:
             Reserve items                           $  574  $  557
             Policy acquisition costs                   389     374
             Non-admitted assets                        244     180
             Policyholder dividend related items        234     340
             Investment items                           208     102
             Pension and compensation related items     166     134
             Unrealized investment losses                62     270
             Other                                      136      87
                                                     ------  ------
               Total deferred tax assets              2,013   2,044
             Non-admitted deferred tax assets          (427)   (479)
                                                     ------  ------
               Admitted deferred tax assets           1,586   1,565
                                                     ------  ------
           Deferred tax liabilities:
             Unrealized investment gains                649       -
             Deferred and uncollected premium           177     167
             Investment items                           162     656
             Pension items                              162     149
             Other                                       65      71
                                                     ------  ------
               Total deferred tax liabilities         1,215   1,043
                                                     ------  ------
               Net admitted deferred tax assets      $  371  $  522
                                                     ======  ======

   The change in net deferred income taxes is comprised of the following:

                                                          2003
                                                          ----
                                                      (In Millions)
            Change in deferred tax assets                 $ (31)
            Change in deferred tax liabilities             (172)
                                                          -----
            (Decrease) increase in deferred tax asset      (203)
            Tax effect of unrealized gains (losses)         284
                                                          -----
            Change in net deferred income tax             $  81
                                                          =====

   The provision for federal and foreign income taxes incurred (benefit received) is different from that which would be obtained by applying the statutory federal income tax rate to income before taxes. The significant items causing this difference are as follows:

                                                   2003   2002  2001
                                                   ----   ----  ----
                                                     (In Millions)
           Provision computed at statutory rate   $  70  $ 421  $340
           Investment items                        (138)   (58)  (70)
           Tax credits                              (38)   (36)  (33)
           Policyholder dividends                   (34)  (174)  (17)
           Non-admitted assets                      (52)  (179)  (70)
           Other                                    (11)   (11)   51
                                                  -----  -----  ----
           Total                                  $(203) $ (37) $201
                                                  =====  =====  ====
           Federal and foreign income tax benefit $(122) $(147) $144
           Change in net deferred income taxes      (81)   110    57
                                                  -----  -----  ----
           Current income tax                     $(203) $ (37) $201
                                                  =====  =====  ====

   During the years ended December 31, 2003, 2002 and 2001, the Company paid federal income taxes in the amounts of $107 million, $195 million and $210 million, respectively. As of December 31, 2003, federal income taxes paid in the current

                                     FF-27

Notes To Statutory Financial Statements, Continued

   and prior years that will be available for recovery in the event of future net losses were as follows: $101 million in 2003; $75 million in 2002; and
   $153 million in 2001.

   On March 9, 2002, the Job Creation and Worker Assistance Act of 2002 (the
   "Act") was signed into law. One of the provisions of the Act modified the
   2003, 2002 and 2001 tax deductibility of the Company's dividends paid to policyholders. As a result of the Act, for the period ended December 31,
   2002, the Company's tax liability established prior to December 31, 2001 has been reduced by $82 million.

   The Company plans to file its 2003 federal income tax return with its eligible subsidiaries and certain affiliates. The Company and its eligible subsidiaries and certain affiliates are subject to a written tax-allocation agreement, which allocates the group's tax liability for payment purposes.
   Generally, the agreement provides that group members shall be compensated for the use of their losses and credits by other group members.

   The United States Internal Revenue Service has completed its examination of the Company's income tax returns through the year 1997 and is currently examining the years 1998 through 2000. Management believes adjustments that may result from such examinations will not materially impact the Company's financial position.

14.BUSINESS RISKS, COMMITMENTS AND CONTINGENCIES

a. Risks and uncertainties

   The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments. To the extent that fluctuations in interest rates cause the durations of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability matching techniques that account for the cash flow characteristics of the assets and liabilities. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk existed as of December 31, 2003 and 2002 and for the three years ended December 31, 2003.

b. Leases

   The Company leases office space and equipment in the normal course of business under various non-cancelable operating lease agreements. Total rental expense on operating leases was $39 million, $34 million and $33 million for the years ended December 31, 2003, 2002 and 2001, respectively.

   Future minimum lease commitments are as follows:

                                       (In Millions)
                            2004           $ 32
                            2005             27
                            2006             21
                            2007             17
                            2008             13
                            Thereafter        8
                                           ----
                            Total          $118
                                           ====

c. Guaranty funds

   The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes.

                                     FF-28

Notes To Statutory Financial Statements, Continued

   The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

d. Litigation

   The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class actions suits, which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to any material adverse impact, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially impact the Company's financial positions, results of operations, or liquidity.

e. Commitments

   In the normal course of business, the Company provides specified guarantees and funding to MMHC and certain of its subsidiaries. At December 31, 2003 and 2002, the Company had approximately $925 million and $450 million of outstanding unsecured funding commitments, respectively, and a $500 million support agreement related to unsecured credit facilities. In the normal course of business, the Company enters into letter of credit arrangements.
   At December 31, 2003 and 2002, the Company had approximately $68 million and
   $63 million of outstanding letters of credit, respectively. At December 31,
   2003, the Company had no liability attributable to the support agreement, letters of credit, or the funding commitments.

   In the normal course of business, the Company enters into commitments to purchase certain investments. At December 31, 2003, the Company had outstanding commitments to purchase privately placed securities, mortgage loans and partnerships and LLCs, which totaled $695 million, $403 million and $827 million, respectively.

   Certain commitments and guarantees of the Company provide for the maintenance of subsidiary regulatory capital and surplus levels and liquidity sufficient to meet certain obligations. These commitments and guarantees are not limited as to the amount necessary to satisfy the terms of the agreement. At December 31, 2003 and 2002, the Company had no outstanding obligations attributable to these commitments and guarantees.

15.WITHDRAWAL CHARACTERISTICS

a. Annuity actuarial reserves and deposit fund liabilities

   The withdrawal characteristics of the Company's annuity actuarial reserves and deposit fund liabilities at December 31, 2003 are illustrated below:

                                                                         Amount     % of Total
                                                                         ------     ----------
                                                                      (In Millions)
Subject to discretionary withdrawal - with market value adjustment       $28,330        75%
Subject to discretionary withdrawal - without market value adjustment      2,350         6
Not subject to discretionary withdrawal                                    7,365        19
                                                                         -------       ---
Total                                                                    $38,045       100%
                                                                         =======       ===

   Of the $28,330 million subject to discretionary withdrawal with market value adjustment, $21 million is subject to surrender charges of less than 5%.

                                     FF-29

Notes To Statutory Financial Statements, Continued

b. Separate accounts

   Information regarding the separate accounts of the Company, as of and for the period ended December 31, 2003, is as follows:

                                                                    Guaranteed Non-Guaranteed  Total
                                                                    ---------- --------------  -----
                                                                              (In Millions)
Net premium, considerations or deposits                                $  4       $ 3,422     $ 3,426
                                                                       ====       =======     =======
Reserves:
  For accounts with assets at:
    Fair value                                                         $393       $22,401     $22,794
    Amortized cost                                                        1             -           1
                                                                       ----       -------     -------
    Total reserves                                                      394        22,401      22,795
    Non-policy liabilities                                                -           117         117
                                                                       ----       -------     -------
    Total                                                              $394       $22,518     $22,912
                                                                       ====       =======     =======
By withdrawal characteristics:
  Subject to withdrawal:
    At book value without fair value adjustment and current
     surrender charge of 5% or more                                    $  -       $   273     $   273
    At fair value                                                       393        22,100      22,493
    At book value without fair value adjustment and with current
     surrender charge less than 5%                                        -            28          28
                                                                       ----       -------     -------
    Subtotal                                                            393        22,401      22,794
Not subject to discretionary withdrawal                                   1             -           1
Non-policy liabilities                                                    -           117         117
                                                                       ----       -------     -------
Total                                                                  $394       $22,518     $22,912
                                                                       ====       =======     =======

                                     FF-30

Notes To Statutory Financial Statements, Continued

16.SUBSIDIARIES AND AFFILIATED COMPANIES

   A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2003, is illustrated below.
   Subsidiaries are wholly-owned, except as noted.

   Subsidiaries of Massachusetts Mutual Life Insurance Company
   CM Assurance Company
   CM Benefit Insurance Company
   C.M. Life Insurance Company
   MassMutual Holding Company
   MassMutual Mortgage Finance, LLC
   MassMutual Owners Association, Inc.
   The MassMutual Trust Company, FSB
   MML Distributors, LLC

       Subsidiaries of C.M. Life Insurance Company
       MML Bay State Life Insurance Company

       Subsidiaries of MassMutual Holding Company
       CM Property Management, Inc.
       HYP Management, Inc.
       MassMutual Assignment Company
       MassMutual Benefits Management, Inc.
       MassMutual Funding, LLC
       MassMutual Holding MSC, Inc.
       MassMutual International, Inc.
       MMHC Investment, Inc.
       MML Investors Services, Inc.
       MML Realty Management Corporation
       Urban Properties, Inc.
       Antares Capital Corporation - 80.0%
       Cornerstone Real Estate Advisers, Inc.
       DLB Acquisition Corporation - 98.2%
       Oppenheimer Acquisition Corporation - 96.3%

   Affiliates of Massachusetts Mutual Life Insurance Company
   MML Series Investment Funds
   MassMutual Institutional Funds

                                     FF-31

PART C

OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

        a.  Financial Statements

Financial Statements Included in Part A

Condensed Financial Information

Financial Statements Included in Part B

The Registrant

Independent Auditors’ Report

Statement of Assets and Liabilities as of December 31, 2003

Statement of Operations for the year ended December 31, 2003

Statements of Changes in Net Assets for the years ended December 31, 2003 and 2002

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2003 and 2002

Statutory Statements of Income for the Years Ended December 31, 2003, 2002, and 2001

Statutory Statements of Changes in Policyholders’ Contingency Reserves for the Years Ended December 31, 2003, 2002, and 2001

Statutory Statements of Cash Flows for the Years Ended December 31, 2003, 2002 and 2001

Notes to Statutory Financial Statements

        b.  Exhibits

1(a).	Resolution of the Board of Directors of Connecticut Mutual Life Insurance Company (“CML”) establishing the Separate Account(5).

2.	Not Applicable.

3(a).	Form of Principal Underwriting Agreement between CML and Connecticut Mutual Financial Services, LLC.(5)

3(b).	Form of Underwriting and Servicing Agreement between the Company and MML Investors Services, Inc.(2)

4(a).	Form of Individual Deferred Variable Annuity Contract.(5)

4(b).	Form of Individual Immediate Variable Annuity Contract.(5)

5.	Form of Application.(5)

6(a).	Copy of the Articles of Incorporation of Massachusetts Mutual Life Insurance Co.(3)

6(b).	Copy of the by-laws of Massachusetts Mutual Life Insurance Co.(3)

7.	Not Applicable.

8(a).	Copy of the Form of Participation Agreement with Oppenheimer Variable Account Funds.(3)

8(b).	Copy of the Form of Participation Agreement with Panorama Series Funds, Inc.(3)

8(c).	Copy of the Form of Participation Agreement with Deutsche Asset Management VIT Funds.(6)

9.	Opinion of and Consent of Counsel.(1)

10 (a).	Independent Auditors’ Consent, Deloitte and Touche LLP(1)

10 (b).	Powers of Attorney for:

Robert J. O’Connell(7)

Howard Gunton(7)

Roger G. Ackerman(8)

James R. Birle(7)

Gene Chao(7)

James H. DeGraffenreidt, Jr.(7)

Patricia Diaz Dennis(8)

James L. Dunlap(7)

William B. Ellis(7)

Robert Essner(7)

Robert M. Furek(7)

William B. Marx, Jr.(7)

John F. Maypole(7)

Marc Racicot(7)

Thomas A. Monti(7)

11.	Not Applicable.

12.	Not Applicable.

13.	Copy of the Schedule of Computation of Performance.(4)

14.	None

(1)	Filed herewith.
(2)	Incorporated by reference to Registrant’s Initial Registration Statement (333-01363) filed March 1, 1996.
(3)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-65887, filed on Form S-6 on January 28, 1999.
(4)	Incorporated by reference to Registrant’s Post Effective Amendment No. 2 to Registration Statement File No. 333-01363, effective May 1, 1997.
(5)	Incorporated by reference to Registrant’s Post Effective Amendment No. 3 to Registration Statement File No. 333-01363, effective May 1, 1998.
(6)	Incorporated by reference to Pre-Effective Amendment No. 2 to Regsitration Statement No. 333-80991 filed on September 20, 1999.
(7)	Incorporated by reference to Initial Registration Statement No. 333-112626 filed on Form N-4 on February 9, 2004.
(8)	Incorporated by reference to Post Effective Amendment No. 6 to Registration Statement No. 333-49475 filed on Form N-6 on February 24, 2004.

Item 25.    Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Name, Position, Business Address       Principal Occupation(s) During Past Five Years
--------------------------------       ----------------------------------------------
Roger G. Ackerman, Director            Corning, Inc.
P.O. Box 45                              Chairman (2001)
Phoenix, NY 13135                        Chairman and Chief Executive Officer (1996-2000)

James R. Birle, Director               Resolute Partners, LLC
75 Clapboard Ridge Road                  Chairman (since 1997)
Greenwich, CT 06830

Gene Chao, Director                    Computer Projections, Inc.
733 SW Vista Avenue                      Chairman, President and CEO (1991-2000)
Portland, OR 97205

James H. DeGraffenreidt, Jr., Director WGL Holdings, Inc.
101 Constitution Avenue, NW              Chairman and Chief Executive Officer (since 2001)
Washington, DC 20080                     Chairman, President, and Chief Executive Officer
                                         (2000-2001)
                                         Chairman and Chief Executive Officer (1998-2000)

Patricia Diaz Dennis, Director         SBC Pacific Bell/SBC Nevada Bell
2600 Camino Ramon, Room 4CS100           Senior Vice President, General Counsel & Secretary
San Ramon, CA 94853                      (since 2002)
                                       SBC Communications Inc.
                                         Senior Vice President--Regulatory and Public Affairs
                                         (1998-2002)

James L. Dunlap, Director              Ocean Energy, Inc.
1659 North Boulevard                     Vice Chairman (1998-1999)
Houston, TX 77006

William B. Ellis, Director             Yale University School of Forestry and Environmental
31 Pound Foolish Lane                    Studies
Glastonbury, CT 06033                    Senior Fellow (since 1995)

Robert A. Essner, Director             Wyeth (formerly American Home Products)
5 Giralda Farms                          Chairman, President and Chief Executive Officer
Madison, NJ 07940                        (since 2002)
                                         President and Chief Executive Officer (2001)
                                         President and Chief Operating Officer (2000-2001)
                                         Executive Vice President (1997-2000)
                                       Wyeth-Ayerst Pharmaceuticals
                                         President (1997-2000)

Robert M. Furek, Director              Resolute Partners LLC
70 Waterside Lane                        Partner (since 1997)
West Hartford, CT 06107                State Board of Trustees for the Hartford School System
                                         Chairman (1997-2000)

Carol A. Leary, Director               Bay Path College
588 Longmeadow Street                    President (since 1994)
Longmeadow, MA 01106

William B. Marx, Jr., Director         Lucent Technologies
5 Peacock Lane                           Senior Executive Vice President (1996-1996)
Village of Golf, FL 33436-5299

                                      1

Name, Position, Business Address         Principal Occupation(s) During Past Five Years
--------------------------------         ----------------------------------------------

John F. Maypole, Director                Peach State Real Estate Holding Company
55 Sandy Hook Road--North                  Managing Partner (since 1984)
Sarasota, FL 34242

Robert J. O'Connell, Director, Chairman, Massachusetts Mutual Life Insurance Company
  President and Chief Executive Officer    Chairman (since 2000), Director, President and
1295 State Street                          Chief Executive Officer (since 1999)
Springfield, MA 01111

Marc Racicot, Director                   Bracewell & Patterson, LLP
2000 K Street, N.W., Suite 500             Partner (since 2001)
Washington, DC 20006-1872                State of Montana
                                           Governor (1993-2000)

Executive Vice Presidents

Name, Position, Business Address               Principal Occupation(s) During Past Five Years
--------------------------------               ----------------------------------------------

Susan A. Alfano                                Massachusetts Mutual Life Insurance Company
1295 State Street                                Executive Vice President (since 2001)
Springfield, MA 01111                            Senior Vice President (1996-2001)

Lawrence V. Burkett, Jr.                       Massachusetts Mutual Life Insurance Company
1295 State Street                                Executive Vice President and General Counsel
Springfield, MA 01111                            (since 1993)

Frederick C. Castellani                        Massachusetts Mutual Life Insurance Company
1295 State Street                                Executive Vice President (since 2001)
Springfield, MA 01111                            Senior Vice President (1996-2001)

Howard E. Gunton                               Massachusetts Mutual Life Insurance Company
1295 State Street                                Executive Vice President & CFO (since 2001)
Springfield, MA 01111                            Senior Vice President & CFO (1999-2001)
                                                 AIG Life Insurance Co.
                                                 Senior Vice President & CFO (1973-1999)

James E. Miller                                Massachusetts Mutual Life Insurance Company
1295 State Street                                Executive Vice President
Springfield, MA 01111                            (since 1997 and 1987-1996)

John V. Murphy                                 OppenheimerFunds, Inc.
1295 State Street                                Chairman, President, and Chief Executive Officer
Springfield, MA 01111                            (since 2001)
                                                 President & Chief Operating Officer (2000-2001)
                                               Massachusetts Mutual Life Insurance Company
                                                 Executive Vice President (since 1997)

Andrew Oleksiw                                 Massachusetts Mutual Life Insurance Company
1295 State Street                                Executive Vice President (since 2003)
Springfield, MA 01111                            Senior Vice President (1999-2003)
                                               First Union
                                                 Senior Vice President (1993-1999)

                                      2

Name, Position, Business Address               Principal Occupation(s) During Past Five Years
--------------------------------               ----------------------------------------------

Stuart H. Reese                                David L. Babson and Co. Inc.
1295 State Street                                Chairman and Chief Executive Officer (since 2001)
Springfield, MA 01111                            President and Chief Executive Officer (1999-2001)
                                               Massachusetts Mutual Life Insurance Company
                                                 Executive Vice President and Chief Investment
                                                 Officer (since 1999)
                                               Chief Executive Director--Investment Management
                                                 (1997-1999)

Toby Slodden                                   Massachusetts Mutual Life Insurance Company
1295 State Street                                Executive Vice President (since 2003)
Springfield, MA 01111                            Senior Vice President (1999-2003)
                                                 Vice President (1998-1999)

Matthew E. Winter                              Massachusetts Mutual Life Insurance Company
1295 State Street                                Executive Vice President (since 2001)
Springfield, MA 01111                            Senior Vice President (1998-2001)
                                                 Vice President (1996-1998)

                                      3

Item 26.    Persons Controlled by or Under Common Control with the Depositor or Registrant

The assets of the Registrant, under state law, are assets of MassMutual.

The Registrant may also be deemed to be under common control with other separate accounts established by MassMutual and its life insurance subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, which are registered as unit investment trusts under the Investment Company Act of 1940.

The following entities are, or may be, controlled by MassMutual through direct or indirect ownership of such entities’ stock.

                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                            ORGANIZATIONAL SUMMARY

I. DIRECT SUBSIDIARIES OF MASSMUTUAL--MassMutual is the sole owner of each subsidiary unless otherwise indicated.

   A. CM Assurance Company (July 2, 1986), a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

   B. CM Benefit Insurance Company (April 18, 1986), a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

   C. C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

    1. MML Bay State Life Insurance Company (April 1, 1935), a Connecticut
       corporation which operates as a life and health insurance company.

   D. MML Distributors, LLC (Nov. 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual Holding
Company--1%.)

   E. MassMutual Holding Company (Nov. 30, 1984), a Delaware corporation which operates as a holding company for certain MassMutual entities. MassMutual
Holding Company is the sole owner of each subsidiary or affiliate unless otherwise indicated.

    1. MML Investors Services, Inc. (Dec. 31, 1981), a Massachusetts
       corporation which operates as a securities broker-dealer.

       a. MML Insurance Agency, Inc. (Nov. 16, 1990), a Massachusetts
          corporation which operates as an insurance broker.

          1.) DISA Insurance Services of America (Dec. 22, 1981), Inc., an
       Alabama corporation which operates as an insurance broker.

          2.) MML Insurance Agency of Mississippi, P.C. (May 2, 1996), a
       Mississippi corporation which operates as an insurance broker.
    2. MassMutual Holding MSC, Inc. (Dec. 26, 1996), a Massachusetts
       corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a "Massachusetts Security Corporation" under
       Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC,
       Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

       a. MassMutual Corporate Value Limited (Aug. 24, 1994), a Cayman Islands
          corporation which holds a 90% ownership interest in MassMutual
          Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC,
          Inc.--46%)

          1.) MassMutual Corporate Value Partners Ltd. (Aug. 24, 1994), owned
       88.4% by MassMutual Corporate Value Limited.

       b. 9048-5434 Quebec, Inc. (April 4, 1997), a Canadian corporation which operates the owner of Hotel du Parc in Montreal, Quebec, Canada.

       c. 1279342 Ontario Limited (Jan. 29, 1998), a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario,
          Canada.

                                      1

    3. Antares Capital Corporation, a Delaware corporation which operates as a finance company. (MassMutual Holding Company--99%)

    4. Cornerstone Real Estate Advisers, Inc. (Jan. 20, 1994), a Massachusetts
       corporation which operates as an investment adviser.

       a. Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone
          Suburban Office, L.P. (Cornerstone Real Estate Advisers, Inc.--50%;
          MML Realty Management Corporation--50%).

    5. DLB Acquisition Corporation, a Delaware corporation which operates as a holding company for the David L. Babson companies (MassMutual Holding
       Company--99%).

       a. David L. Babson & Company Inc. (July 5, 1940), a Massachusetts
          corporation which operates as an investment adviser.

          1.) Charter Oak Capital Management, Inc. (March 15, 1996), a Delaware
       corporation which formerly operated as a manager of institutional investment portfolios. (David L. Babson & Company Inc.--100%)

          2.) Babson Securities Corporation (July 1, 1994), a Massachusetts
       corporation which operates as a securities broker-dealer.

          3.) S. I. International (Feb. 19, 1987), a Massachusetts general partnership which operates as an investment adviser. (David L. Babson &
       Company Inc. is one of the general partners--50%).

          4.) FITech Asset Management, L.P. ("AM") (June 9, 1999) is a Delaware
       Limited Partnership, formed to manage FITech Domestic Value, L.P. ("the
       Fund"), a "fund-of-funds" that invests in hedge funds. (David L. Babson
       & Company Inc. is a limited partner in AM with a controlling interest--58%).

          5.) FITech Domestic Partners, LLC ("DP") (January 26, 2000) is a
       Delaware LLC that is the general partner of AM. (David L. Babson &
       Company Inc. owns a controlling interest -58%--of DP.)

          6.) Leland Fund Multi G.P., Ltd. (March 8, 2001) is a corporation that acts as the general partner to several entities that comprise the hedge fund know as Leland.

    6. Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the Oppenheimer companies
       (MassMutual Holding Company--96.2%).

       a. OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

          1.) Centennial Asset Management Corporation (May 8, 1987), a Delaware
       corporation which operates as investment adviser and general distributor of the Centennial Funds.

          2.) OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York
       corporation which operates as a securities broker-dealer.

          3.) Oppenheimer Partnership Holdings, Inc. (Nov. 28, 1989), a
       Delaware corporation which operates as a holding company.

          3.) Oppenheimer Real Asset Management, Inc. (Dec. 22, 1988), a
       Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

          5.) Shareholder Financial Services, Inc. (Nov. 1, 1989), a Colorado
       corporation which operates as a transfer agent for mutual funds.

          6.) Shareholder Services, Inc. (Sept. 16, 1987), a Colorado
       corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

                                      2

          7.) OFI Private Investments, Inc. (March 20, 2000) is a New York
       based registeredinvestment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers, on a subadvisory basis for a stated fee.

          8.) OFI Institutional Asset Management. Inc. (Nov. 20, 2000) is a New
       York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

             a.) Trinity Investment Management Corporation (Nov. 1, 1974), a
          Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

             b.) OFI Trust Company (1988), a New York corporation which conducts the business of a trust company.

             c.) HarbourView Asset Management Corporation (April 17, 1986), a
          New York corporation which operates as an investment adviser.

          9.) OppenheimerFunds International, Ltd. (July 9, 1997) is a Dublin
       based investment advisor that advises the Oppenheimer offshore funds known as the Oppenheimer Funds plc.

          10.) Tremont Capital Management, Inc. (June 28, 2001), a New
       York-based investment services provider which specializes in hedge funds.

             a.) Tremont (Bermuda), Ltd., a Bermuda-based investment adviser.

              i.)Tremont Life Holdings Limited (Dec. 12, 2001), a corporation organized under the laws of Bermuda. (less than 10% is owned by Tremont (Bermuda), Ltd.)

             aa.)Tremont International Insurance Limited (July 3, 1996), an
                 exempt Cayman Islands life insurance company authorized to do business in the Cayman Islands and in Bermuda.

             bb.)Tremont Services Ltd. (July 2, 1997), a Bermuda company doing business as an insurance manager.

    7. CM Property Management, Inc. (Dec. 23, 1976), a Connecticut corporation which serves as the general partner of Westheimer 335 Suites Limited
       Partnership. The partnership holds a ground lease with respect to hotel property in Houston, Texas.

    8. HYP Management, Inc. (July 24, 1996), a Delaware corporation which operates as the "LLC Manager" of MassMutual High Yield Partners II LLC,
       a high yield bond fund.

    9. MassMutual Benefits Management, Inc. (March 20, 1991), a Delaware
       corporation which supports MassMutual with benefit plan administration and planning services.

   10. MMHC Investment, Inc. (July 24, 1996), a Delaware corporation which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO
       LLC, MassMutual High Yield Partners II LLC, and other MassMutual investments.

       a. MassMutual/Darby CBO IM Inc. (Dec. 5, 1997), a Delaware corporation which operates as the "LLC Manager" of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. (MMHC Investment, Inc.--50%)

                                      3

   11. MML Realty Management Corporation (Oct. 14, 1968), a Massachusetts
       corporation which formerly operated as a manager of properties owned by
       MassMutual.

       a. Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone
          Suburban Office, L.P. (MML Realty Management Corporation--50%;
          Cornerstone Real Estate Advisers, Inc.--50%).

   12. Urban Properties, Inc. (March 25, 1970), a Delaware corporation which serves as a general partner of real estate limited partnerships and as a real estate holding company.

   13. MassMutual International, Inc. (Feb. 19, 1996), a Delaware corporation which operates as a holding company for those entities constituting
       MassMutual's international insurance operations. MassMutual
       International, Inc. is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

       a. MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company.

          1.) MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent.

          2.) MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds.
       (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited
       (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in
       trust for MassMutual Asia Ltd.) and Kenneth Yu (in trust for MassMutual
       Asia Ltd.)).

          3.) Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company currently holding 12% of MassMutual Life Insurance Company in Japan.

          4.) MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd.--50%, Elroy Chan--50% (in trust for MassMutual Asia Ltd.))

          5.) MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd.--50%, Elroy Chan--50% (in trust for MassMutual Asia Ltd.))

       b. MassMutual Internacional (Chile) S.A., a corporation organized in the
          Republic of Chile which operates as a holding company. (MassMutual
          International, Inc. - 92.4%; MassMutual Holding Company--.01%; Darby
          Chile Holding II, LLC--7.5%)

          1.) Compania de Seguros Vida Corp S.A., corporation organized in the
       Republic of Chile which operates as an insurance company. (MassMutual
       Internacional (Chile) S.A.--33.4%)

          2.) Origen Inversiones S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual Internacional
       (Chile) S.A.--33.5%)

       c. MassMutual International (Bermuda) Ltd., a corporation organized in
          Bermuda which operates as a life insurance company.

       d. MassMutual (Bermuda) Ltd., a corporation organized in Bermuda which operates as an exempted insurance company.

       e. MassMutual Europe S.A., a corporation organized in the Grand Duchy of
          Luxembourg which operates as a life insurance company. (MassMutual
          International, Inc.--99.9%; MassMutual Holding Company--.01%)

                                      4

       f. MassMutual International Holding MSC, Inc., a Massachusetts
          corporation which currently acts as a holding company for MMI's interest in Taiwan.

          1.) MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International
       Holding MSC, Inc.--38%)

             a.) Fuh Hwa Investment Trust Co. Ltd, a mutual fund firm in Taiwan
          (MM Mercuries Life Insurance Company--31%; MassMutual International
          Holding MSC, Inc.--18.4%)

       g. MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International,
          Inc.--86.1%; MassMutual Shuno Co.--1.7%; Protective capital
          (International) Ltd.--12.2%)

          1.) MassMutual Shuno Company, a Japanese premium collection service provider. (MassMutual Life Insurance Company--4.8%; MassMutual
       International, Inc.--95.2%)

          2.) MassMutual Leasing Company, a Japanese company that leases office equipment and performs commercial lending. (MassMutual Shuno
       Company--90%; MassMutual Life Insurance Company--10%.)

   14. MassMutual Funding LLC (May 11, 2000), a Delaware limited liability company which issues commercial paper.

   15. MassMutual Assignment Company (Oct. 4, 2000), a North Carolina
       corporation which operates a structured settlement business.

   F. MassMutual Mortgage Finance, LLC (May 11, 1998), a Delaware limited liability company which makes, acquires, holds and sells mortgage loans.

   G. The MassMutual Trust Company (Jan. 12, 2000), a federally chartered stock savings bank which performs trust services.

   H. MassMutual Owners Association, Inc. (Feb. 14, 2002), a Massachusetts
company which is authorized to conduct sales and marketing operations.

II. REGISTERED INVESTMENT COMPANY AFFILIATES

   Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

   A. DLB Fund Group, a Massachusetts business trust which operates as an open-end investment company advised by David L. Babson & Company Inc.
MassMutual owns at least 25% of each series of shares issued by the fund.

   B. MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by
MassMutual and certain of its affiliates.

   C. MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust. Registered to do business in Alabama and Colorado.

   D. MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual.

   E. MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

   F. Panorama Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. All shares issued by the fund are owned by
MassMutual and certain affiliates.

                                      5

Item 27.    Number of Contract Owners

On January 31, 2004 there were 9,986 Contract Owners in the Separate Account.

Item 28.    Indemnification

Article V of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article V. Subject to limitations of law, the Company shall indemnify:

(a)  each director, officer or employee;

(b)  any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)  any individual who serves in any capacity with respect to any employee benefit plan;

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)  any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)  any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)  any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of MassMutual pursuant to the foregoing provisions, or otherwise, MassMutual has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MassMutual of expenses incurred or paid by a director, officer or controlling person of MassMutual in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MassMutual will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 29.    Principal Underwriters

(a)  MML Distributors, LLC, a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.

(b)(1)  MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

           OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name                      Officer                    Business Address
----                      -------                    ----------------
Thomas A. Monti           President                  One Monarch Place
                          CEO                        1414 Main Street
                                                     Springfield, MA 01144-1013

Margaret Sperry           Member Representative      1295 State Street
                          Massachusetts Mutual       Springfield, MA 01111
                          Life Insurance Co.
                          MassMutual Holding Co.

Ronald E. Thomson         Vice President             One Monarch Place
                                                     1414 Main Street
                                                     Springfield, MA 01144-1013

Michael L. Kerley         Vice President,            1295 State Street
                          Assistant Secretary        Springfield, MA 01111
                          Chief Legal Officer

Matthew E. Winter         Executive Vice President   1295 State Street
                                                     Springfield, MA 01111

William F. Monroe, Jr.    Vice President             One Monarch Place
                                                     1414 Main Street
                                                     Springfield, MA 01144-1013

Jeffrey Losito            Second Vice President      5281 Caminito Exquisito
                                                     San Diego, CA 92130

Michele G. Lattanzio      Treasurer                  One Monarch Place
                          Chief Financial Officer    1414 Main Street
                                                     Springfield, MA 01144-1013

Frank A. Stellato         Assistant Treasurer        One Monarch Place
                                                     1414 Main Street
                                                     Springfield, MA 01144-1013

Ann F. Lomeli             Secretary                  1295 State Street
                                                     Springfield, MA 01111-0001

Item 30.    Location of Accounts and Records

All accounts, books, or other documents required to be maintained by section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 31.    Management Services

Not Applicable.

Item 32.    Undertakings

(a)  Not Applicable.

(b)  The registrant undertakes that it will include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to the Company for a statement of additional information.

(c)  The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

(d)  The Company represents that in connection with its offering of the contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e)  Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the individual variable annuity contracts described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Panorama Separate Account, certifies that it meets all of the requirement for effectiveness of this Post-Effective Amendment No. 9 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 9 to Registration Statement No. 333-01363 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 26th day of April, 2004.

PANORAMA SEPARATE ACCOUNT

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY (Depositor)

/S/    ROBERT J. O’CONNELL*

By:

Robert J. O’Connell

Chairman, Director, President and Chief Executive Officer

Massachusetts Mutual Life Insurance Company

/S/    ROBERT LIGUORI

* Robert Liguori

On April 26, 2004, as Attorney-in-Fact pursuant

to power of attorney.

As required by the Securities Act of 1933, this Post-Effective Amendment No. 9 to Registration Statement No. 333-01363 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ ROBERT J. O’CONNELL* Robert J. O’Connell	Chairman, Director, President and Chief Executive Officer (Principal Executive Officer)	April 26, 2004

/s/ HOWARD GUNTON* Howard Gunton	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	April 26, 2004

/s/ ROGER G. ACKERMAN* Roger G. Ackerman	Director	April 26, 2004

/s/ JAMES R. BIRLE* James R. Birle	Director	April 26, 2004

/s/ GENE CHAO* Gene Chao	Director	April 26, 2004

Signature	Title	Date

/s/ JAMES H. DEGRAFFENREIDT, JR.* James H. Degraffenreidt, Jr.	Director	April 26, 2004

/s/ PATRICIA DIAZ DENNIS* Patricia Diaz Dennis	Director	April 26, 2004

/s/ JAMES L. DUNLAP* James L. Dunlap	Director	April 26, 2004

/s/ WILLIAM B. ELLIS* William B. Ellis	Director	April 26, 2004

/s/ ROBERT ESSNER* Robert Essner	Director	April 26, 2004

/s/ ROBERT M. FUREK* Robert M. Furek	Director	April 26, 2004

CAROL A. LEARY Carol A. Leary	Director

/s/ WILLIAM B. MARX, JR.* William B. Marx, Jr.	Director	April 26, 2004

/s/ JOHN F. MAYPOLE* John F. Maypole	Director	April 26, 2004

/s/ MARC RACICOT* Marc Racicot	Director	April 26, 2004

/s/ ROBERT LIGUORI *Robert Liguori	On April 26, 2004, as Attorney-in-Fact pursuant to powers of attorney

REPRESENTATION BY REGISTRANT’S COUNSEL

As counsel to the Registrant, I, James M. Rodolakis, have reviewed this Post-Effective Amendment No. 9 to Registration Statement No. 333-01363, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/s/    JAMES M. RODOLAKIS

James M. Rodolakis

Second Vice President and Associate General Counsel

Massachusetts Mutual Life Insurance Company

EXHIBIT INDEX

Exhibit 9	Opinion of and Consent of Counsel

Exhibit 10(a)	Independent Auditors’ Consent, Deloitte & Touche LLP